UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Mammoth Energy Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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14201 Caliber Drive Suite 300
Oklahoma City, Oklahoma

NOTICE OF 2024 ANNUAL STOCKHOLDERS MEETING and PROXY STATEMENT Wednesday June 12, 2024 9:00 a.m. local time 14201 Caliber Drive Suite 300 Oklahoma City, Oklahoma 73134
April 29, 2024

Dear Mammoth Energy Services, Inc. Stockholder:

On behalf of your board of directors and management, you are cordially invited to attend the Annual Meeting of Stockholders to be held at 14201 Caliber Drive Suite 300, Oklahoma City, OK 73134 on Wednesday, June 12, 2024, at 9:00 a.m.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, we urge you to grant your proxy to vote your shares through the Internet by following the instructions included in the Notice of Internet Availability of Proxy Materials that you received or, if you requested to receive a paper copy of the proxy card, by telephone, through the Internet or by marking, dating, signing and returning the proxy card in the envelope provided following the instructions included in the proxy card. Please note that submitting a proxy will not prevent you from attending the meeting and voting at the annual meeting. Please note, however, if a broker or other nominee holds your shares of record and you wish to vote at the annual meeting, you must obtain from that registered holder a proxy in your name and bring that proxy to the annual meeting.

You will find information regarding the matters to be voted on at the annual meeting in the proxy statement. Your interest in Mammoth Energy Services, Inc. is appreciated. We look forward to your vote at the annual meeting to be held on June 12, 2024.

Sincerely,

/s/ Arthur Amron
Chairman of the Board

Mammoth Energy Services, Inc.
14201 Caliber Drive Suite 300
Oklahoma City, Oklahoma

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 12, 2024

To the Stockholders of Mammoth Energy Services, Inc.:
The Annual Meeting of Stockholders of Mammoth Energy Services, Inc. will be held on June 12, 2024 at 9:00 a.m., local time, at 14201 Caliber Drive Suite 300, Oklahoma City, OK 73134, for the following purposes:
1.To elect six directors to serve until the Company’s 2024 Annual Meeting of Stockholders;
2.To hold an advisory vote on the Company’s executive compensation;
3.To approve the Company’s 2024 Equity Incentive Plan;
4.To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024; and
5.To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
Your vote is important. Please carefully consider the proposals and vote in one of these ways:

•Follow the instructions on the Notice of Internet Availability of Proxy Materials or the proxy card to vote through the Internet or by telephone;
•If you request to receive a paper copy of our proxy materials, mark, sign, date and promptly return the proxy card in the postage-paid envelope or follow the instructions on the proxy card to vote through the Internet or by telephone; or
•Attend in person and submit a ballot at the Annual Meeting.
Only stockholders of record at the close of business on April 18, 2024 or their proxy holders may vote at the meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2024. This proxy statement and the Company’s Annual Report on Form 10-K are available at www.investorvote.com/TUSK.

                                    By Order of the Board of Directors,
                                    /s/ Mark Layton
                                    Chief Financial Officer and Secretary

The Notice of Internet Availability of Proxy Materials is first being mailed to stockholders on or about April 29, 2024.

Mammoth Energy Services, Inc.
14201 Caliber Drive Suite 300
Oklahoma City, Oklahoma

PROXY STATEMENT

About the Annual Meeting
Who is soliciting my vote?
The board of directors (the “Board”) of Mammoth Energy Services, Inc., which we refer to as “Mammoth,” the “Company” and “we” in this proxy statement, is soliciting your vote at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”).
What am I voting on?
You are voting on:
•The election of directors (see Proposal 1 beginning on page 6);

•The approval, on an advisory basis, the compensation paid to the Company’s named executive officers as reported in this proxy statement (see Proposal 2 on page 30);

•The approval of the Company’s 2024 Equity Incentive Plan (see Proposal 3 beginning on page 35);

•The ratification of Grant Thornton LLP as our independent auditors for the fiscal year ending December 31, 2024 (see Proposal 4 beginning on page 31); and

•Any other business properly coming before the meeting.

How does the Board recommend that I vote my shares?
The Board's recommendation can be found with the description of each item in this proxy statement. In summary, the Board recommends a vote:
•FOR the proposal to elect nominated directors;

•FOR the proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers as reported in this proxy statement (see page 30);

•FOR the proposal to approve the Company’s 2024 Equity Inventive Plan; and

•FOR the proposal to ratify Grant Thornton LLP as the Company’s independent auditors for 2024.

Who is entitled to vote?
You may vote if you were the record owner of our common stock as of the close of business on April 18, 2024. Each share of common stock is entitled to one vote. As of April 18, 2024, we had 48,008,319 shares of common stock outstanding and entitled to vote. There is no cumulative voting.
How many votes must be present to hold the meeting?
Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in person or if you properly grant your proxy by telephone, Internet or mail. In order for us to hold our meeting, holders of a majority of the voting power of our outstanding shares of common stock as of the close of business on April 18, 2024 must be present in person or by proxy at the meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.
What is a broker non-vote?
If a broker does not have discretion to vote shares held in street name on a particular proposal and does not receive instructions from the beneficial owner on how to vote those shares, the broker may not vote on that proposal. This is known as a broker non-vote. No broker may vote your shares without your specific instructions on any of the proposals to be considered at the Annual Meeting other than the ratification of our independent auditors.
How many votes are needed to approve each of the proposals?
Under our amended bylaws, stockholders elect our directors by a majority vote in an uncontested election (one in which the number of nominees is the same as the number of directors to be elected) and by a plurality vote in a contested election (one in which the number of nominees exceeds the number of directors to be elected). Because this year’s election is an uncontested election, each director nominee receiving a majority of votes cast will be elected (the number of shares voted “FOR” a director nominee must exceed the number of shares voted “AGAINST” that nominee). Unless you indicate otherwise, the persons named as your proxies will vote your shares FOR all the nominees for director named in Proposal 1.
Proposals 2, 3 and 4 require the affirmative “FOR” vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.
Only votes “FOR” or “AGAINST” these proposals will be counted as votes cast and abstentions and broker non-votes will not be counted for voting purposes, except with respect to the proposal to ratify our independent auditors, where broker non-votes will be counted.

How do I vote?
You can vote either in person at the meeting or by proxy without attending the meeting.
To vote by proxy, you may vote through the Internet or by telephone by following the instructions included in the Notice of Internet Availability, or, if you requested to receive a paper copy of the proxy card, you may vote by telephone, through the Internet or by returning a signed, dated and marked proxy card following the instructions included in the proxy card.
Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. If you plan to vote in person at the Annual Meeting, and you hold your stock in street name, you must obtain a proxy from your broker and bring that proxy to the meeting.
In the election of directors contemplated by Proposal 1, you may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to each nominee. For Proposals 2, 3 and 4, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
Can I change my vote?
Yes. You can change or revoke your vote by:
•Voting by telephone or Internet, as applicable, at a later date, but prior to the deadline specified in the Notice of Internet Availability or the proxy card;
•If you requested to receive a paper copy of the proxy card, returning to us a completed proxy card properly signed and bearing a later date prior to the Annual Meeting date;
•Sending our Corporate Secretary a written document revoking your earlier proxy prior to the Annual Meeting date; or
•Voting again at the meeting at any time before the polls close at the Annual Meeting.
However, if your shares are held in street name by a broker or other nominee, you must contact your broker or such other nominee to revoke your proxy.
Who counts the votes?
We have hired Computershare Trust Company, N.A., our transfer agent, to count the votes represented by proxies cast by telephone, Internet, mail or ballot. Employees of Computershare Trust Company, N.A. will act as inspectors of election.
Will my shares be voted if I don’t provide my proxy and don’t attend the Annual Meeting?
If you do not provide a proxy or vote your shares held in your name, your shares will not be voted.
If you hold your shares in street name, your broker may be able to vote your shares for certain “routine” matters even if you do not provide the broker with voting instructions. The ratification of Grant Thornton LLP as our independent auditors for 2024 is considered routine. For matters not considered “routine,” if you do not give your broker instructions on how to vote your shares, the broker may not vote on that proposal. This is a broker non-vote.
The proposals to elect directors and to approve, on an advisory basis, the Company’s executive compensation are not considered routine. As a result, no broker may vote your shares on these proposals without your specific instructions.
What if I submit my proxy but don’t indicate my vote on the proposals?
If you submit a proxy by telephone or Internet, as applicable, or if you request a paper copy of our proxy materials and return a signed proxy card by mail, in each case without indicating your vote, your shares will be voted:
•FOR the proposal to elect nominated directors;

•FOR the proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers as reported in this proxy statement;

•FOR the proposal to approve the Company’s 2024 Equity Incentive Plan;

•FOR the proposal to ratify Grant Thornton LLP as the Company’s independent auditors for 2024; and

•in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof.

Could other matters be decided at the Annual Meeting?
We are not aware of any other matters that will be considered at the Annual Meeting. If any other matters arise at the Annual Meeting, the persons named in your proxies will vote in accordance with their best judgment.
Who can attend the meeting?
The Annual Meeting is open to all holders of our common stock.
What do I need to bring to attend the Annual Meeting?
You will need proof of ownership of our common stock to enter the meeting. If your shares are in the name of your broker or bank or other nominee, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement. All stockholders will be required to present valid picture identification. IF YOU DO NOT HAVE VALID PICTURE IDENTIFICATION AND PROOF THAT YOU OWN SHARES OF OUR STOCK, YOU MAY NOT BE ADMITTED INTO THE MEETING.
What are the directions to the Annual Meeting location?
The Annual Meeting will be held at 14201 Caliber Drive Suite 300, Oklahoma City, OK 73134. From the Will Rogers World Airport, proceed north on Highway 74 and exit on Memorial Road (East) to Quail Springs Parkway. Turn left onto Quail Springs Parkway. Continue under the turnpike, turn left onto Caliber Drive. Our office is located ahead on the left. Please note that there may be construction along this route and it is subject to detours.
How can I access the Company’s proxy materials electronically?
This proxy statement and the Company’s Annual Report on Form 10-K are available at www.investorvote.com/TUSK.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials?
We are providing access to our proxy materials, including this proxy statement and our Annual Report on Form 10-K, over the Internet in accordance with the rules of the Securities and Exchange Commission, or the SEC. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials. Your Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials over the Internet, as well as instructions on how to request a paper copy of our proxy materials by mail. Our proxy materials are also available at www.investorvote.com/TUSK. The electronic distribution process via Notice of Internet Availability of Proxy Materials reduces the environmental impact and lowers the costs of printing and distributing our proxy materials.
How can I request a full set of proxy materials?
You may request, without charge, a full set of our proxy materials for one year following the annual meeting of stockholders. If a broker or other nominee holds your shares of record, you may request a full set of our proxy materials by following the instructions contained in the Notice of Internet Availability of Proxy Materials that you received.

Board of Directors Information

What is the makeup of the Board and how often are the members elected?
The Board currently consists of six members who are elected annually. Four of these directors, comprising the majority of the Board, meet the independence standards under the Nasdaq listing rules.

What stockholder vote is required to elect our director nominees?
Our amended bylaws require that each director be elected by a majority of votes cast with respect to that director in an uncontested election (where the number of nominees is the same as the number of directors to be elected). In a contested election (where the number of nominees exceeds the number of directors to be elected), the plurality voting standard governs the election of directors. Under the plurality standard, the number of nominees equal to the number of directors to be elected who receive more votes than the other nominees are elected to the Board, regardless of whether they receive a majority of the votes cast. Whether an election is contested or not is determined as of the day before we first mail our meeting notice to stockholders. This year’s election was determined to be an uncontested election, and the majority vote standard will apply. Under our director resignation policy, each director submits an advance, contingent, irrevocable resignation that the Board may accept if the director fails to be elected through a majority vote in an uncontested election. In that situation, the nominating and corporate governance committee would make a recommendation to the Board about whether to accept or reject the resignation. The Board will act on the nominating and corporate governance committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days after the date the election results are certified. The Board will nominate for election or re-election as director, and will elect as directors to fill vacancies and new directorships, only candidates who agree to tender the form of resignation described above. If a nominee who was not already serving as a director fails to receive a majority of votes cast at the annual meeting, that the nominee will not serve on the Board unless and until elected by our stockholders.

What if a nominee is unable or unwilling to serve?

That is not expected to occur. If it does, shares represented by proxies will be voted for a substitute nominated by the Board.

How are directors compensated?

Members of the Board who are also officers or employees of the Company do not receive compensation for their services as directors.

Our non-employee directors are entitled to receive an annual retainer in the amount of $60,000, plus an additional annual payment of $20,000 for the chairperson and $15,000 for each other member of the audit committee and $15,000 for the chairperson and $10,000 for each other member of the compensation committee and nominating and corporate governance committee, with such amounts paid in quarterly installments. We also provided our non-employee directors with equity compensation under our 2016 Equity Incentive Plan (as amended, the “2016 Plan”), as additional compensation and incentive. On the date of each annual meeting of stockholders, each of our non-employee directors receives an annual equity award with a value of $100,000 that vests on the earlier of the first anniversary of the grant date or the next annual meeting of stockholders. For a more detailed description of director compensation and benefits, see “2023 Director Compensation” included elsewhere in this proxy statement.

How often did the Board meet in 2023?

The Board held one in-person meeting and four virtual meetings during the year ended December 31, 2023, as well as took action by written consent. Each director attended all of the meetings of the Board and the meetings of the committees on which he served. During 2023, our non-management directors met in executive sessions four times.

Election of Directors and Director Biographies

(Item 1 on the Proxy Card)

Who are this year’s nominees?

The directors standing for election this year to hold office until the 2024 Annual Meeting of Stockholders and until each such director’s successor is elected are:

Name	Age	Title
Arthur Amron	67	Chairman of the Board
Arty Straehla	70	Director and Chief Executive Officer
Corey Booker	48	Director
Paul Jacobi	57	Director
James Palm	79	Director
Arthur Smith	71	Director

Arthur Amron, age 67. Arthur Amron has served as a director of the Company since January 2019 and as the Chairman of the Board since June 2019. Since January 1, 2024, Mr. Amron has been a Special Limited Partner of Wexford Capital LP, an SEC-registered investment advisor. Until December 31, 2023, Mr. Amron was a Partner and the General Counsel of Wexford. He joined Wexford as General Counsel in 1994 and became a Partner in 1999. During the time he was employed by Wexford, Mr. Amron actively participated in various private equity transactions, particularly in the bankruptcy and restructuring areas, and served on the boards and creditors’ committees of a number of public and private companies in which Wexford has held investments. Mr. Amron has served on the board of directors of Nephros, Inc., a commercial stage medical device and commercial products company, since September 2007. From 1991 to 1994, Mr. Amron was an Associate at Schulte Roth & Zabel LLP, specializing in corporate and bankruptcy law and, from 1984 to 1991, Mr. Amron was an Associate at Debevoise & Plimpton LLP specializing in corporate litigation and bankruptcy law. Mr. Amron holds a J.D. from Harvard University and a B.A. in Political Theory from Colgate University and is an inactive member of the New York Bar. We believe Mr. Amron’s legal training and extensive transactional experience, including in mergers and acquisitions, private equity investments and financing transactions, as well as his experience serving on boards of directors of other public companies qualify him for service as a member of our board of directors.

Arty Straehla, age 70. Arty Straehla has served as our Chief Executive Officer and as a member of our board of directors since our formation in June 2016. Mr. Straehla served as the Chief Executive Officer of the general partner of Mammoth Energy Partners, LP, or Mammoth Partners, from February 2016 until October 2016. Prior to joining the Company, Mr. Straehla was employed as Chief Executive Officer by Serva Group LLC, an oilfield equipment manufacturer, from July 2010 to January 2016. Mr. Straehla was employed by Diamondback Energy Services, Inc. an oilfield services company, from January 2006 to November 2008, where his last position was Chief Executive Officer. In December 2005,

Mr. Straehla completed a 26-year career with the Goodyear Tire and Rubber Co. where his last position was the director of consumer tire manufacturing for the North American consumer tire operations. In this capacity, Mr. Straehla oversaw eight tire plants with 12,000 employees, a $2.5 billion operating budget, a $115.0 million capital expenditures budget and a production capacity of 100 million tires per year. Mr. Straehla also serves on the Board of Governors of Oklahoma State University and as a board member of the Oklahoma Chamber of Commerce. Mr. Straehla holds a Bachelor of Science degree in Secondary Education and a Master of Arts degree in History from Oklahoma State University. Mr. Straehla also has a Master of Business Administration degree from Oklahoma City University. We believe Mr. Straehla’s executive management experience and broad knowledge of oilfield services, manufacturing and oil and natural gas industries qualify him for service as a member of our board of directors.

Dr. Corey Booker, age 48. Dr. Corey Booker has served as a director of the Company since August 2020. Dr. Booker is the founder, and since November 2012 has served as the Chief Executive Officer, of Bedside LLC (formerly OnPulse, LLC), a healthcare management services company designed to improve patient health through advocacy, care coordination, communication and increased patient health literacy. In addition to his career at Bedside LLC, Dr. Booker practiced medicine as a maternal fetal specialist at Duke University Hospital from October 2012 to June 2017. Dr. Booker has served on the board of directors of HarborPath Inc., or HarborPath, a non-profit patient assistance program providing specialty pharmacy gap coverage to patients in need of high cost medication, since July 2018. At HarborPath, Dr. Booker also heads the finance committee and leads a special task force aimed at introducing the organization’s proprietary software to commercial customers. Dr. Booker holds a Doctor of Medicine degree from Creighton University where he served as a Washington Health Policy Fellow at the National Committee for Quality Assurance. Dr. Booker received a Master’s degree in Clinical Informatics from the Fuqua School of Business at Duke University. We believe that Dr. Booker's senior executive experience and extensive board service qualify him to serve on our board of directors.

Paul Jacobi, age 57. Paul Jacobi has served as a director of the Company since July 2020. Since 1996, Mr. Jacobi has served in various positions at Wexford, and is currently a managing director responsible for Wexford’s private equity energy investments. From 1995 to 1996, Mr. Jacobi worked for Moody’s Investors Services as an analyst covering the investment banking and asset management industries. From 1993 to 1995, Mr. Jacobi was employed by Kidder Peabody & Co. as a senior financial analyst in the investment banking group. From 1988 to 1993, Mr. Jacobi worked for KPMG Peat Marwick as an audit manager in the financial services practice. Since July 2019, Mr. Jacobi has served as a director of Mako Mining Corp, a public gold mining, development and exploration company. Mr. Jacobi also has been a director of Grizzly Oil Sands ULC, a private oil sands development company, since December 2016. Mr. Jacobi holds a Bachelor of Science degree in accounting from Villanova University and is a Certified Public Accountant. We believe Mr. Jacobi’s background in finance, accounting and private equity energy investments, as well as his executive management skills developed as part of his career with Wexford, its portfolio companies and other financial institutions qualify him to serve on our board of directors.

James Palm, age 79. James Palm has served as a director of the Company since June 2017. Mr. Palm served as a director of Gulfport Energy Corporation, or Gulfport, from February 2006 and as Chief Executive Officer of Gulfport from December 2005, in each case until his retirement in February 2014. Prior to joining Gulfport, Mr. Palm pursued oil and gas investments primarily in Oklahoma, the Texas Panhandle and Kansas as the manager and owner of Crescent Exploration, LLC, a company he founded in 1995. Mr. Palm was previously a long-term member of the Industry Advisory Committee of the Oklahoma Corporation Commission. From October 2001 through October 2003, Mr. Palm served as the

Chairman of the Oklahoma Energy Resources Board. From 1997 through 1999, Mr. Palm served as the President of the Oklahoma Independent Petroleum Association. Mr. Palm has a Lean Six Sigma Green Belt. Mr. Palm received a Bachelor of Science degree in Mechanical Engineering in 1968, and a Master’s in Business Administration in 1971, both from Oklahoma State University. We believe that Mr. Palm’s experience in the oil and natural gas industry, as well as his prior management experience, qualifies him for service as a member of our board of directors.

Arthur Smith, age 71. Arthur Smith has served as a director of the Company since our initial public offering, or our IPO, in October 2016. He founded Triple Double Advisors, LLC, an investment advisory firm focusing on the energy industry, in 2007 and is its President and Managing Member, a position he has held since August 2007. Mr. Smith was Chairman and Chief Executive Officer of John S. Herold, Inc., an independent energy research firm, from 1984 until the firm was merged into IHS (now S&P Global) in 2007. Prior to that, Mr. Smith was an energy equity analyst at Oppenheimer & Co., Inc. (1982-1984), The First Boston Corp. (1979-1982) and Argus Research Corp. (1976-1979).

Mr. Smith served on the board of directors of Plains All American GP LLC, the general partner of Plains All America Pipeline, L.P., from 1999 until 2010. Mr. Smith is also a former director of PAA Natural Gas Storage, L.P. from April 2010 until December 2013 and Pioneer Southwest Energy Partners, L.P. from May 2008 until December 2013. Mr. Smith is a former director of Pioneer Natural Resources (1993-1998), Cabot Oil & Gas Corporation (1996-2000), Evergreen Resources, Inc. (2000-2004), Fairway Energy Partners, LLC (2015-2019) and was a past appointee to the National Petroleum Council. Mr. Smith holds a Bachelor of Administration from Duke University and a Master’s of Business Administration from New York University’s Stern School of Business. In addition, he holds the Certified Financial Analyst designation. Mr. Smith currently serves on the board of private natural gas producer Evergreen Natural Resources LLC, where he also chairs the audit committee and is a member of the compensation committee, and is on the boards of several non-profit organizations. We believe that Mr. Smith’s experience with financial matters in the oil and gas industry qualifies him for service as a member of our board of directors.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THESE DIRECTORS

Corporate Governance Matters and Communications with the Board

Who are our independent directors?
Independent Majority of the Board

The Board has determined that, as of the date of this proxy statement, four of our six current directors, Messrs. Booker, Jacobi, Palm and Smith, comprising the majority of the Board, meet the independence standards under the Nasdaq listing rules.

Independent Members of the Committees of the Board

Our audit committee consists of three directors, Dr. Booker, Mr. Palm and Mr. Smith, whom the Board has determined to be independent for purposes of serving on such committee under the Nasdaq listing rules and applicable securities laws. In addition, the Board has determined that each current member of the audit committee is financially literate under the Nasdaq listing rules and that Mr. Smith qualifies as the “audit committee financial expert,” as such term is defined in Item 407(d) of Regulation S-K.

The Board has also determined that the current members of the compensation committee and the nominating and corporate governance committee, each comprised of Messrs. Jacobi, Palm and Smith, meet the independence requirements applicable to those committees under the Nasdaq listing rules, and that each of Messrs. Jacobi, Palm and Smith qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act.

Do our non-management directors meet separately without management?

Our non-management directors have the opportunity to meet in an executive session following each regularly scheduled meeting of the Board. Our non-management directors met in an executive session on four occasions in 2023.

How can I communicate with the Board?

Individuals may communicate with the Board or individual directors by writing to Corporate Secretary, Mammoth Energy Services, Inc., 14201 Caliber Drive Suite 300, Oklahoma City, Oklahoma 73134. Our Corporate Secretary will review all such correspondence and forward to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of our Corporate Secretary, relates to the functions of the Board or the compensation committee thereof or that he otherwise determines requires their attention. Directors may review a log of all such correspondence received by us and request copies. Concerns relating to accounting, internal control over financial reporting or auditing matters will be immediately brought to the attention of the chairman of the audit committee and handled in accordance with the audit committee procedures established with respect to such matters.

Do directors attend the Annual Meeting?

Recognizing that director attendance at our Annual Meeting can provide our stockholders with an opportunity to communicate with directors about issues affecting the Company, we have, in the past, encouraged our directors to attend the Annual Meeting of Stockholders, and all of our directors attended our 2023 Annual Meeting either in person or telephonically. We expect that some of our directors will attend the Annual Meeting in person. However, those of our directors who are unable to travel or otherwise attend the Annual Meeting in person will have an opportunity and intend to attend the Annual Meeting telephonically.

Nominating Process For Directors, Director Qualifications and Review of Director Nominees

The nominating and corporate governance committee is comprised of three non-employee directors, each of whom is independent under Nasdaq listing rules. As provided by the nominating and corporate governance committee’s charter, our nominating and corporate governance committee identifies, investigates and recommends to the Board candidates with the goal of creating a balance of knowledge, experience and diversity.

Potential directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the interests of our stockholders. In addition to reviewing a candidate’s background and accomplishments, candidates for director nominees are reviewed in the context of the current composition of the Board and the evolving needs of our stockholders’ businesses. We also require that at least a majority of our directors meet the independence standards under the Nasdaq listing rules. Four out of the six directors currently serving on the Board meet these independence standards. We also require that our directors who serve on the Board’s committees meet the independence standards applicable to such committees under the Nasdaq listing rules. The Board desires to have members on the Board that reflect a range of talents, ages, skills and expertise, particularly in the areas of accounting and finance, management, leadership and energy industry sufficient to provide sound and prudent guidance with respect to our interests. Our nominating and corporate governance committee is committed to continuing improvement and seeks to create a Board composition that is diverse, balanced and aligned with the evolving needs of the Company.

We require that the members of the Board be able to dedicate the time and resources sufficient to ensure the diligent performance of their duties on our behalf, including attending all meetings of the Board and applicable committee meetings. In accordance with its charter, the nominating and corporate governance committee periodically reviews the criteria for the selection of directors to serve on the Board and recommends any proposed changes to the Board’s for approval.

The nominating and corporate governance committee will consider stockholder nominations for director candidates upon written submission of such recommendation to our Corporate Secretary along with, among other things, the nominee’s qualifications and certain biographical information regarding the nominee, such nominee’s written consent to serving as a director if elected and being named in the proxy or information statement and certain information regarding the status of the stockholder submitting the recommendation, all in the manner required by our amended bylaws and the applicable rules and regulations promulgated under the Exchange Act. Following verification of the stockholder status of persons proposing candidates, recommendations will be aggregated and considered by the Board at a regularly scheduled or special meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials will be forwarded to the Board.

The nominating and corporate governance committee may also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder. In evaluating such nominations, the Board will seek to achieve a balance of knowledge, experience and diversity on the Board. The Board uses the same criteria for evaluating candidates nominated by stockholders as it does for those proposed by current Board members, professional search firms and other persons. After completing its evaluation, the Board approves the final slate of director nominees.

The Board, based on the recommendation of the nominating and corporate governance committee, approved the director nominees submitted for election at this Annual Meeting. Each nominee brings a strong and unique background and set of skills to the Board, giving the Board as a whole competence and experience in a variety of areas, including corporate governance and Board service, executive management, oil and natural gas industry, accounting and finance and risk assessment and management. Specifically, in nominating the candidates for election at this Annual Meeting, the Board considered their qualifications, skills, professional experience, diversity and other information discussed in each of the nominees’ individual biographies set forth beginning on page 6 above and, with respect to director nominees that are identified in this proxy statement as independent under the Nasdaq listing rules and other applicable rules and regulations for purposes of serving on the Board and its committees, as applicable, any material relationships of each such director nominee with the Company and its consolidated subsidiaries and, with respect to Mr. Jacobi, his employment relationship with Wexford.

Our amended bylaws require that each director be elected by a majority of votes cast with respect to that director in an uncontested election. This year’s election was determined to be an uncontested election, and the majority vote standard will apply. Under our director resignation policy, each director submits an advance, contingent, irrevocable resignation that the Board may accept if the director fails to be elected through a majority vote in an uncontested election.

Director Leadership Structure

The positions of Chairman of the Board and Chief Executive Officer are held by two different individuals. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business and operations, while allowing our Chairman of the Board to lead the Board in its fundamental role of providing advice to and oversight of management. The Chairman of the Board provides leadership to the Board and works with the Board to define its structure and activities in the fulfillment of its responsibilities. The Chairman of the Board sets the Board agendas, with the input from other members of the Board and our management, facilitates communications among and information flow to directors, has the power to call special meetings of the Board and stockholders and presides at meetings of the Board and our stockholders. The Chairman of the Board also advises and counsels our Chief Executive Officer and other officers.

We believe that our directors bring a broad range of leadership experience to the boardroom and regularly contribute to the thoughtful discussion involved in effectively overseeing the business and affairs of the Company. We believe that the atmosphere of the Board is collegial, that all Board members are well engaged in their responsibilities, and that all Board members express their views and consider the opinions expressed by other directors. Four out of the six directors currently serving on the Board are independent under the Nasdaq listing rules, and each member of our audit, compensation and nominating and corporate governance committees is independent under the applicable Nasdaq listing rules. Mr. Smith has been appointed as the lead director among our independent directors. In such capacity, Mr. Smith’s duties include presiding at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent directors, and serving as a liaison between the Chairman of the Board and the independent directors. We believe that all of our independent directors have demonstrated leadership in business enterprises and are familiar with board processes. Our independent directors are involved in the leadership structure of the Board by serving on our audit, compensation and nominating and corporate governance committees, each having an independent chairperson. Specifically, Mr. Smith, as the chair of our audit committee, oversees the accounting and financial reporting processes, as well as compliance with legal and regulatory requirements. Mr. Jacobi, as the chair of our compensation committee, oversees the annual performance evaluation of our named executive officers as well as our compensation policies and practices and their impact on risk and risk management. Mr. Palm, as the chair of our nominating and corporate governance committee, monitors matters such as the composition of the Board and its committees, Board performance and best practices in corporate governance. As such, each committee chair provides independent leadership for purposes of many important functions delegated by the Board to such committee.

Board Diversity Matrix

The information shown below in the Board Diversity Matrix is based on voluntary self-identification of each member of the Board.

Board Diversity Matrix (as of April 29, 2024)
Total Number of Directors	6 directors
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	—	6	—	—
Part II: Demographic Background
African American or Black	—	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Committees of the Board of Directors

The Board has an audit committee, a compensation committee and a nominating and corporate governance committee. A summary of the functions performed by these committees and their membership as of the date of this proxy statement is presented below.

Committee	Members	Principal Functions	Number of Meetings in 2023
Audit	Arthur Smith * James Palm Corey Booker
 -Reviews and discusses with management and the independent auditors the integrity of our accounting policies, internal controls, financial statements, accounting and auditing processes and risk management compliance.

-Monitors and oversees our accounting, auditing and financial reporting processes generally, including the qualifications, independence and performance of the independent auditor.

-Reviews and discusses with management the Company's major financial risk exposures, including cybersecurity risk, and the Company's risk assessment and risk management programs.

-Monitors our compliance with legal and regulatory requirements.

-Establishes procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

 -Reviews and approves related party transactions.

-Appoints, determines compensation, evaluates and terminates our independent auditors.

-Pre-approves audit and permissible non-audit services to be performed by the independent auditors.

-Prepares the report required by the SEC for the inclusion in our annual proxy statement.
four
Compensation	Paul Jacobi * James Palm Arthur Smith
 -Oversees and administers our executive compensation policies, plans and practices and evaluates their impact on risk and risk management.

-Discharges the board of directors’ responsibilities relating to the compensation of our Chief Executive Officer and other executive officers.

-Administers our equity-based compensation plans, including the grants equity awards under such plans.

-Administers our clawback policy compliant with the Nasdaq listing rules and Rule 10D-1 under the Exchange Act.

-Makes recommendations to the Board with respect to director compensation.

-Conducts annual performance evaluation of the committee.

-Reviews disclosure related to executive compensation in our proxy statement.
one
Nominating and Corporate Governance	James Palm * Arthur Smith Paul Jacobi
 -Identifies individuals qualified to become Board members and recommends to the board of directors nominees for election by stockholders at each meeting of stockholders and nominees to fill any vacancies and newly created directorships.

-Evaluates candidates for Board membership, including those recommended by stockholders.

-Reviews the criteria for the selection of new directors to serve on the Board.

-Oversees the evaluation of the Board and management of the Company.

-Reviews and makes recommendations regarding the composition and size of the Board and each of the Board’s committees.

-Recommends to the Board the chairpersons and members of each of the Board’s committees.
two
*Committee Chairperson.

The charters for our audit committee, compensation committee and nominating and corporate governance committee can be found on our website at www.mammothenergy.com under the “Corporate Governance” caption. You may also obtain copies of these charters by writing to Corporate Secretary, Mammoth Energy Services, Inc. 14201 Caliber Drive Suite 300, Oklahoma City, Oklahoma, 73134.

Board of Director’s Role in Risk Oversight

Challenges Involved in our Operations and Industry Conditions

As an energy services company, we face a number of risks, including risks associated with supply of and demand for oil and natural gas, volatility of oil and natural gas prices, environmental and other government regulations and taxes, weather conditions, health and safety considerations, adequacy of our insurance coverage and overall domestic and global economic environment. The demand, pricing and terms for our products and services are largely dependent upon the level of activity for the U.S. oil and natural gas industry, energy infrastructure industry and natural sand proppant industry. Industry conditions are influenced by numerous factors over which we have no control, including, but not limited to: the supply of and demand for oil and natural gas services, energy infrastructure services and natural sand proppant; demand for repair and construction of transmission lines, substations and distribution networks in the energy infrastructure industry and the level of expenditures of utility companies; the level of prices of, and expectations about future prices for, oil and natural gas and natural sand proppant, as well as energy infrastructure services; the cost of exploring for, developing, producing and delivering oil and natural gas; the expected rates of declining current production; the discovery rates of new oil and natural gas reserves and frac sand reserves meeting industry specifications and consisting of the mesh size in demand; access to pipeline, transloading and other transportation facilities and their capacity; weather conditions; domestic and worldwide economic conditions; political instability in oil-producing countries; environmental regulations; technical advances affecting energy consumption; the price and availability of alternative fuels; the ability of oil and natural gas producers and other users of our services to raise equity capital and debt financing; and merger and divestiture activity in industries in which we operate.

Challenges We Face in Our Oilfield Services Business

Throughout 2023, pricing for crude oil and natural gas declined from levels seen in 2022, which slowed down completion activities for our customers, in particular, in the Utica and Marcellus Shale natural gas plays, and, as a result, reduced demand for our well completion services. These factors have continued into the first and second quarters of 2024. The ongoing war in Ukraine, the recent Israel-Hamas war and other tensions in the Middle East also continue to have an adverse impact on the global energy markets and volatility of commodity prices, which could further adversely impact demand for our well completion services.

In response to market conditions, we have temporarily shut down our cementing and acidizing operations and flowback operations beginning in July 2019, our contract drilling operations beginning in December 2019, our rig hauling operations beginning in April 2020, our coil tubing, pressure control and full service transportation operations beginning in July 2020 and our crude oil hauling operations beginning in July 2021. We continue to monitor the market to determine if and when we can recommence these services.

Challenges We Face in Our Natural Sand Proppant Services Business

Our sand proppant services business was resilient during the first half of 2023, however, demand for our natural sand proppant was adversely impacted in the second quarter by the wildfires in Canada, which hindered our ability to transport sand. Further, the decline in pricing for crude oil and natural gas from levels seen in 2022 slowed down completion activities and adversely impacted demand for our sand proppant services in the second half of 2023, which trend has persisted into 2024.

Challenges We Face in Our Infrastructure Services Business

In 2023, operational efficiencies in our infrastructure services business drove comparable operational results to those achieved in 2022, despite the decline in our average crew count from approximately 91 crews throughout 2022 to approximately 83 crews throughout 2023. Notwithstanding operational improvements, our infrastructure services continues to be adversely impacted by the outstanding amounts owed to us by the Puerto Rico Electric Power Authority (“PREPA”), for services performed by our subsidiary, Cobra Acquisitions LLC (“Cobra”), in Puerto Rico to restore PREPA’s electrical grid damaged by Hurricane Maria. As discussed in our most recent Annual Report on Form 10-K, as of December 31, 2023, PREPA owed us approximately $204.8 million for services performed by Cobra, excluding $197.5 million of interest charged on these delinquent balances. In 2023, an aggregate of $99 million was approved by FEMA for reimbursement to Cobra for services performed by Cobra, of which amount approximately $22.2 million was paid by PREPA to Cobra in 2023. Subsequent to December 31, 2023, PREPA paid $64.0 million with respect to the outstanding PREPA receivable, of which $9.6 million was paid to Cobra and $54.4 million was paid to SPCP Group, LLC (“SPCP Group”) to satisfy in full and extinguish Cobra’s and Mammoth’s obligations under the financing arrangement with SPCP Group pursuant to which Cobra previously assigned $54.4 million of the unpaid PREPA account receivable to SPCP Group in exchange for net proceeds of $46.1 million to Cobra.

PREPA is currently withholding the release of additional FEMA approved funds for reimbursement to Cobra totaling approximately $18.2 million due to municipal and construction excise tax claims against Cobra, from which Cobra believes it is exempt.

We continue to vigorously pursue numerous avenues to collect our receivable from PREPA for work performed by Cobra. In the event PREPA (i) does not have or does not obtain the funds necessary to satisfy its obligations to Cobra under the contracts, (ii) obtains the necessary funds but refuses to pay the amounts owed to us or (iii) otherwise does not pay amounts owed to us for services performed, the receivable may not be collected and our financial condition, results of operations and cash flows would be materially and adversely affected.

We also continue to focus on operational execution and pursue opportunities within the infrastructure sector as we strategically structure our service offerings for growth, intending to increase our infrastructure services activity and expand both our geographic footprint and depth of projects, especially in fiber maintenance and installation projects.

Management of Day-to-Day Business Risks

Our management, whose responsibility includes managing day-to-day business risks, continues to address operating and industry challenges and is focused on continuing to improve our operational efficiencies and cost structure and on enhancing value for our stockholders.

Role of the Board and Committees in Risk Oversight

The Board believes that full and open communication between management and the Board is essential for effective risk management and oversight. Our Chairman of the Board meets regularly with our Chief Executive Officer and our Chief Financial Officer to discuss strategy and risks facing the Company. Our executive officers regularly attend the Board meetings and are available to address any questions or concerns raised by the Board on risk management-related and any other matters. Other members of our management team periodically attend Board meetings or are otherwise available to confer with the Board to the extent their expertise is required to address risk management matters. Periodically, the Board receives presentations from senior management on strategic matters involving our operations. During such meetings, the Board also discusses strategies, key challenges and risks and opportunities for the company with senior management. In addition, executive management provides periodic updates to the Board on cyber security matters.

While the Board is ultimately responsible for risk oversight at the Company, our three committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. Our audit committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and discusses policies with respect to risk assessment and risk management. Our compensation committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. Our nominating and corporate governance committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning for our directors and executive officers, corporate governance and ESG and sustainability matters.

Corporate Social Responsibility

Health, Safety and Environmental Policy

We recognize that our employees are our most valuable asset and we are committed to identifying, correcting and preventing health, safety and environmental, or HSE, hazards that could adversely affect our employees, vendors, contractors, subcontractors, suppliers, customers or the general public. Additionally, we are committed to complying with the applicable regulatory HSE protection requirements and providing adequate resources to ensure the health and safety of our employees as well as the preservation of the environment.

We aim to reduce work-related incidents (and thereby injuries) and illness, to provide a healthy and safe work environment for employees for every task undertaken on behalf of the Company and to minimize our environmental impact. We are committed to fostering a safety culture, promoting health, wellness and a positive work-life balance and minimizing the environmental impact of our operations.

Cybersecurity

Our cybersecurity risk management program is integrated into our overall enterprise risk management program, using common methodologies, reporting channels and governance processes that apply to other risks managed by our organization, including operational, financial and strategic risks, as well as applicable legal and regulatory risks. As part of our cybersecurity risk management program, we have a designated in-house team principally responsible for managing cybersecurity risk assessment processes, security controls and response to cybersecurity incidents or intrusions. We have also engaged third-party consultants to conduct penetration testing and risk assessments.

Our internal cybersecurity governance program is led by Mammoth’s Director of Information Technology, with support from the internal information technology department, who reports to our Chief Financial Officer. The Director of Information Technology and her team are responsible for leading cybersecurity strategy, policy, standards, architecture, and processes within our organization. In addition, our cybersecurity incident response team is responsible for responding to cybersecurity incidents. This team continuously identifies potential cyber vulnerabilities and opportunities for improvement, including yearly security training for all employees. This team also continuously evaluates and implements technological enhancements as part of our cybersecurity systems. Progress and developments in our cybersecurity governance program are regularly communicated to our executive team. The Board, as part of its oversight process, receives quarterly updates on the status of our cybersecurity governance program, including as related to new or developing initiatives and any security incidents that have occurred.

In addition, our internal audit function, in conjunction with third-party experts, plays a key role in reviewing and assessing our cybersecurity technologies, controls and procedures.

Sustainability and Human Capital

Protecting the environment is a top priority and we are committed to minimizing the environmental impact of our operations. Our goal is to minimize accidents and use available technology to reduce emissions. To fulfill this commitment, we seek to:

•Utilize dual-fuel technologies by continuing to convert or upgrade our existing pressure pumping fleets to dual-fuel;
•Recycle water in our oilfield services and mining operations;
•Incorporate lean manufacturing techniques;
•Prevent spill and have implemented the spill and release prevention and response program;
•Minimize waste;
•Employ digital technologies to reduce travel; and
•Continue to monitor and use resources available to reduce our energy consumption.

We strive to reduce the carbon footprint of our operations. For example, from 2022 to 2023, our direct and indirect greenhouse gas, or GHG, emissions were reduced from 91 thousand metric tons in 2022 to 86 thousand metric tons in 2023, and we are committed to continue reducing our GHG emissions by converting diesel engines to natural gas to reduce emissions where applicable, and utilize modern energy saving products in our facilities. Over the past two years, we have converted two fleets to include dynamic gas blending, or DGB, capabilities to meet recent shifts in customer demand. Further, subject to market conditions and liquidity requirements, we have plans to upgrade one additional fleet in 2024.

We view our employees as our greatest asset and actively recruit talented people regardless of gender or ethnic background. We also promote diversity, inclusion and equal employment opportunities by evaluating and promoting employees based on skills and performance alone, while also seeking to attract and retain a diverse workforce and continuing to cultivate an inclusive and respectful work environment. One of six of our current board members and director nominees is ethnically diverse. Further, as of December 31, 2023, over 11% of our employees were women and 22 of 97 of our Managers, Directors, Vice Presidents, Company Presidents or other key positions are women. Also, over 11% of our employees self-identify as ethnic minorities as of December 31, 2023.

Community Engagement

We strive to make a positive impact and improve the communities where our employees live and work. As part of our corporate responsibility, we form partnerships with organizations that give back to our communities, including the American Heart Association, United Way, Allied Arts and Children’s Hospital of Oklahoma City.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics designed to help directors and employees resolve ethical issues. Our Code of Business Conduct and Ethics applies to all directors and employees, including the Chief Executive Officer, the Chief Financial Officer, controller and persons performing similar functions. The Code of Business Conduct and Ethics covers various topics including, but not limited to, conflicts of interest, fair dealing, equal employment opportunity and harassment, confidentiality, human rights, non-discrimination, freedom of association, anti-corruption, political contributions, compliance procedures and employee complaint procedures.

A copy of our Code of Business Conduct and Ethics is available on our website at http://ir.mammothenergy.com/corporate-governance.cfm. We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding any future amendment to, or waiver from, a provision of the Code of Business Conduct and Ethics by posting such information on our website at the address specified above.

Vendor Code of Conduct

We are committed to ethical and lawful behavior, and to acting professionally and fairly in all business dealings and relationships. We also recognize that the activities of our vendors may influence our reputation and relationship of trust with our customers and employees and, therefore, expect our vendors to maintain the highest ethical and legal standards.

Audit Committee Report

The audit committee is responsible for providing independent, objective oversight for the integrity of the Company’s financial reporting process and internal control system. Other primary responsibilities of the audit committee include the review, oversight and appraisal of the qualifications, independence and audit performance of the Company’s independent registered public accounting firm and providing an open venue for communication among the independent registered public accounting firm, financial and senior management and the Board of the Company. A more detailed description of the responsibilities of the audit committee is set forth in its written charter, which is posted on our website at www.mammothenergy.com. The following report summarizes certain of the audit committee’s activities with respect to its responsibilities during 2023.

Controls and Procedures. Management has established and maintains a system of disclosure controls and procedures designed to provide reasonable assurance that information required to be disclosed by the Company in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and includes controls and procedures designed to provide reasonable assurance that information required to be disclosed by us in those reports is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure. As of December 31, 2023, management conducted an evaluation of our disclosure controls and procedures. Based on this evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures are effective to provide reasonable assurance that the information required to be disclosed by us in the reports we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms. The audit committee discussed with management and Grant Thornton LLP the quality and adequacy of the Company’s disclosure controls and procedures.

Management has also established and maintains a system of internal controls over financial reporting as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act. These internal controls are designed to provide reasonable assurance that the reported financial information is presented fairly, that disclosures are adequate and that the judgments inherent in the preparation of financial statements are reasonable. Management conducted an evaluation of the effectiveness of our internal control over financial reporting based on the framework in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on management’s evaluation under the framework in Internal Control-Integrated Framework, management did not identify any material weaknesses in our internal control over financial reporting and concluded that our internal control over financial reporting was effective as of December 31, 2023, as discussed in more detail in Management’s Report on Internal Control Over Financial Reporting, which was included in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 1, 2024. The audit committee reviewed and discussed with management the Company’s audited financial statements. The audit committee also reviewed and discussed with management and Grant Thornton LLP the Company’s system of internal control over financial reporting in compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

Discussions with Independent Auditing Firm. The audit committee has discussed with Grant Thornton LLP, independent auditors for the Company, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. The audit committee has received the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with that firm its independence from the Company.

Recommendation to the Board. Based on its review and discussions noted above, the audit committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

THE AUDIT COMMITTEE

Arthur Smith, Chairman
James Palm
Corey Booker

Executive Officers

The following sets forth the name, age, position and biographical information of each individual who is currently serving as our executive officer or had served in such role during 2023.

Name	Age	Position
Arty Straehla	70	Chief Executive Officer and Director
Mark Layton	49	Chief Financial Officer and Secretary

Biographical information for Mr. Straehla is set forth in this proxy statement under the heading “Election of Directors and
Director Biographies.”

Mark Layton. Mark Layton has served as our Chief Financial Officer since our formation on June 3, 2016 and as our Secretary since our IPO on October 14, 2016. Mr. Layton served as the Chief Financial Officer of the general partner of Mammoth Partners from August 2014 until October 2016. Mr. Layton served as Chief Financial Officer of Stingray Pressure Pumping LLC, a subsidiary of the Company, from January 2014 to August 2014. Mr. Layton was employed from August 2011 through January 2014 by Archer Well Company Inc., an oilfield services company, where his last position was Director of Finance for North America. From September 2009 through August 2011, Mr. Layton was employed by Great White Energy Services, Inc., an oilfield services company, where his last position was Corporate Controller and Director of Financial Reporting. Mr. Layton served as Vice President of Finance of Crossroads Wireless, Inc., a wireless telecommunications service company, from May 2007 through September 2009. From April 2004 through May 2007, Mr. Layton served as the Director of Financial Reporting for Chickasaw Holding Company, a telecommunications service company. He began his career in public accounting with Finley & Cook PLLC. Mr. Layton has a Bachelor of Science degree in Accounting from the University of Central Oklahoma. Mr. Layton is a Certified Public Accountant.

Executive Compensation

The Company qualifies as a “smaller reporting company,” as defined in Item 10(f)(1) of Regulation S-K, and has elected to rely in this proxy statement on scaled disclosure requirements for smaller reporting companies permitted by Regulation S-K.

Overview

The following sets forth an overview of our compensation program, including the objectives and rationale of each element of compensation, for each of our executive officers below, which we refer to in this proxy statement as our “named executive officers” or “NEOs.” We have also provided a description of the actions and decisions of the compensation committee of the Board, and of the Board, to the extent applicable, as they relate to our executive compensation decisions.

Named Executive Officer(1)	Position
Arty Straehla	Chief Executive Officer and Director
Mark Layton	Chief Financial Officer and Secretary
(1)    During 2023, we did not have any other executive officers or persons performing similar functions.

Executive Summary

Compensation Philosophy

The following sets forth a summary of our executive compensation philosophy:

•design competitive total compensation programs;
•motivate employees to deliver outstanding financial and operational performance;
•set compensation and incentive levels relevant to the market; and
•provide an enhanced portion of the total compensation to our NEOs in equity, with the equity component of executive compensation weighting more heavily than the cash component.

Elements of Compensation

	Element	Description	Purpose
Fixed	Base Salary	Delivered in cash and evaluated each year based on peer company and survey market data	Provide competitive cash compensation to attract and retain key executive talent
Variable	Annual Bonus	If awarded, delivered in cash based on the committee’s evaluation of company and individual performance	Motivate and reward our executives to achieve key short-term financial and operation objectives
	Long-term Incentives	Restricted stock units, which are periodically awarded and typically vest over a three- or four- year period	Reward creation of long-term stockholder value, encourage long-term retention of executives and align long-term interests of executive with stockholders

Operational and Financial Performance in 2023 and Year-to-Date

•Operating cash flows increased 105% from $15.3 million in 2022 to $31.4 million in 2023 despite a 15% decline in revenue year-over-year.

•Reduced debt by $40.7 million from $83.5 million as of December 31, 2022 to $42.8 million as of December 31, 2023.

•Improved liquidity in the fourth quarter of 2023 and early 2024 by:
◦securing our entry into new revolving and term credit facilities, which refinanced the outstanding indebtedness under our prior revolving credit facility and extended our debt maturities to 2028;
◦entering into a financing arrangement with SPCP Group, under which our subsidiary Cobra assigned $54.4 million of the unpaid PREPA account receivable to SPCP Group in exchange for net proceeds to Cobra of $46.1 million; and
◦subsequently collecting an aggregate of $64.0 million in payments from PREPA with respect to the unpaid PREPA receivable, of which $54.4 million was paid to SPCP Group to satisfy in full and extinguish Cobra’s and Mammoth’s obligations under the financing arrangement with SPCP Group and the remaining $9.6 million was paid to Cobra.

•Due to the declines in pricing for crude oil and natural throughout 2023, demand for our well completion and natural sand proppant services declined in comparison to 2022 resulting in total revenue decreasing from $362.1 million in 2022 to $309.5 million in 2023.

•Net loss increased from $0.6 million in 2022 to $3.2 million in 2023 and Adjusted EBITDA declined from $86.1 million in 2022 to $71.0 million in 2023. See “Non-GAAP Financial Measures” included in our most recent Annual Report on Form 10-K and Annex A to this proxy statement for a definition of Adjusted EBITDA and reconciliation to net loss, the most directly comparable GAAP measure.

Good Corporate Governance

What We Do	What We Don’t Do
Seek alignment of interests of our executive officers with those of our stockholders by providing a portion of compensation in the form of periodic grants of long-term equity awards in the form of restricted stock units, which typically vest over a three- or four-year period	NO liberal share recycling in our equity incentive plan
Emphasize performance in any bonus award	No dividends or dividend equivalents payable on unvested equity awards under the 2024 Equity Incentive Plan submitted to stockholders for approval
Provide a competitive compensation package focused on retaining, motivating and incentivizing top executive talent	NO guaranteed bonuses for NEOs
Review, on a regular basis, share utilization and dilution when granting equity awards	NO written employment agreements for NEOs
Annual advisory “say-on-pay” vote	NO severance agreements, except for change in control and death and disability provisions in our equity award agreements
Adopted a comprehensive executive incentive compensation clawback policy that allows for the recoupment and/or forfeiture of certain executive officer incentive compensation and complies with the Nasdaq listing rules and Rule 10D-1 under the Exchange Act	NO repricing of underwater stock options
Engage an external, independent compensation advisor to conduct competitive benchmarking to align the Company’s compensation program with prevailing market practices	Limited perquisites for NEOs
Each member of our compensation committee meets the independence requirements under the Nasdaq listing rules and SEC rules	NO tax gross-ups on perquisites
Require substantial stock ownership by our non-employee directors	NO hedging of our securities by our NEOs or directors
Adopted a majority voting bylaw provision for uncontested director elections	No pledging of our securities by our NEOs or directors
Committed to identifying, correcting and preventing health, safety and environmental, or HSE, hazards that could adversely affect our employees, contractors, customers or the general public	NO pension or supplemental executive retirement plans to our current executive officers (except for a our broad-based 401(k) plan)
Focused on enhancing sustainability of our operations and commitment to our community	NO director overboarding

Determining Executive Compensation

Our Executive Compensation Policy

Our general compensation policy is guided by several key principles:

•designing competitive total compensation programs to enhance our ability to attract and retain knowledgeable and experienced senior management level employees;
•motivating employees to deliver outstanding financial performance and meet or exceed general and specific business, operational and individual objectives;
•setting compensation and incentive levels relevant to the market in which the employee provides service; and
•periodically providing a portion of the total compensation to our named executive officers in equity (rather than cash), vesting over a three- or four-year period, thus increasing an alignment of interests between our senior management level employees and our stockholders and retention of our top executive talent.

The Role of Our Compensation Committee

The compensation committee of the Board is primarily responsible for establishing, implementing and monitoring our compensation programs, including those applicable to our named executive officers. In particular, the compensation committee’s current role is to oversee, on behalf of the Board, our compensation and benefit plans and policies, review and approve incentive compensation and equity based plans (including establishing, reviewing and approving performance-based cash incentive bonuses and equity grants to our executive officers and directors, as may be applicable) and establish, review and approve annually all compensation decisions relating to our NEOs, including those with respect to employment arrangements, performance targets, severance arrangements, change in control provisions and any special supplemental benefits. The compensation committee takes action at least annually to address executive compensation programs, approve compensation levels, consider performance targets, review management performance and administer our equity-based and other compensation plans. The compensation committee operates in accordance with its charter, which sets forth the committee’s powers and responsibilities described in more detail under the heading “Committees of the Board of Directors.”

The Role of Our Compensation Consultant

In March 2023, our compensation committee engaged Meridian Compensation Partners, LLC, or Meridian, to conduct a compensation analysis of compensation practices for our named executive officers and to assist the compensation committee in establishing market place compensation levels for such executives for 2023. Meridian was also engaged by the compensation committee to conduct the compensation analysis for 2024. The compensation committee considered any potential conflicts of interest with each compensation consultant and determined that there were no such conflicts of interest. The committee will continue to monitor Meridian’s independence going forward.

The Role of Our Chief Executive Officer

Our compensation committee evaluates our Chief Executive Officer based on the Company performance criteria described above, his leadership roles as a member of the Board and as our lead representative to the investment community and other related criteria. His total compensation package is ultimately determined by the compensation committee based upon this evaluation and upon input from the compensation consultant, reflecting our Chief Executive Officer’s performance, our Company performance, competitive industry practices and the terms of his employment.

Each year, our Chief Executive Officer evaluates each of the other NEOs and makes compensation recommendations to the compensation committee. In developing his recommendations, the Chief Executive Officer considers each NEO’s individual performances as well as his contribution to the Company performance.

Our Peer Group and Survey Data

The compensation committee annually reviews the compensation of our NEOs relative to the peer group utilized by the compensation committee, based on market information provided by our compensation consultant. The information provided by Meridian for 2023 compensation decisions made at the beginning of 2023 reflects compensation data from a peer group of publicly-traded companies and from market surveys. The peer group consists of 20 companies in the oilfield services industry and the industrial/infrastructure industry, reflecting our unique composition. The peer group utilized by the compensation committee in 2023 was similar to the one utilized in 2022, with some adjustments to reflect changing circumstances in the industry, including acquisitions and bankruptcies. The peer group is used to understand and evaluate how certain NEO’s total direct compensation compares with the total direct compensation provided to individuals in similar roles in the peer group of publicly-traded companies. Our compensation committee uses a combination of peer group proxy data and survey data in determining the compensation for our NEOs. The committee does not target a specific level of compensation relative to the market data, however the committee does consider each element of each NEO’s compensation relative to the market median.

The peer group utilized by the compensation committee for 2023 compensation and performance decisions made at the beginning of 2023 is set forth below:

2023 Compensation Peer Group
Argan, Inc.	NexTier Oilfield Solutions Inc.	Smart Sand, Inc.
Cactus, Inc.	Nine Energy Services, Inc.	Solaris Oilfield Infrastructure, Inc.
Dril-Quip, Inc.	Northwest Pipe Company	Sterling Infrastructure, Inc.
Great Lakes Dredge & Dock Corp.	Primoris Services Corp.	Team, Inc.
Gulf Island Fabrication, Inc.	ProPetro Holding Corp.	U.S. Silica Holdings, Inc.
IES Holdings, Inc.	RPC, Inc.	VSE Corporation
MYR Group Inc.	Select Energy Services, Inc.

Decision Making Process

Our compensation committee determines, in connection with its review of the information provided by our compensation consultant and subject to the employment terms with our NEOs, the mix of compensation, both among short-term and long-term compensation and cash and non-cash compensation, that it believes are appropriate for each of our named executive officers. In making compensation decisions with respect to each element of compensation, the compensation committee considers numerous factors, including:

•the individual’s particular background and circumstances, including training and prior relevant work experience;
•the individual’s role with us and the compensation paid to similar persons at peer group companies;
•the demand for individuals with the individual’s specific expertise and experience at the time of hire;
•achievement of individual and Company performance goals and other expectations relating to the position;
•comparison to other executives within the Company having similar levels of expertise and experience and the uniqueness of the individual’s industry skills;
•aligning the compensation of our executives with interests of our stockholder and stockholder value creation, as well as prior equity awards granted by the compensation committee to achieve that purpose; and
•aligning the compensation of our executives with the performance of the Company on both a short-term and long-term basis.

Terms of Employment

The following summarizes the material employment terms we have with our named executive officers. We do not have written employment agreements with our named executive officers.

Arty Straehla. In February 2016, we entered into an oral employment agreement with Arty Straehla, our Chief Executive Officer, providing for a base salary subject to increases from time to time by the Board or the compensation committee. Subject to Mr. Straehla’s achievement of certain performance goals determined by the Board or the compensation committee, Mr. Straehla is eligible to receive bonuses. He may also receive awards under our equity-based compensation plan. Mr. Straehla is entitled to participate in any life and medical insurance plans and other similar plans that we establish from time to time for our executive employees. Mr. Straehla’s employment with us is terminable by either party.

Mark Layton. In September 2014, we entered into an oral employment agreement with Mark Layton, our Chief Financial Officer, providing for a base salary subject to increases from time to time by the Board or the compensation committee. Subject to Mr. Layton’s achievement of certain performance goals to be determined by the Board or the compensation committee, Mr. Layton is eligible to receive bonuses. He may also receive awards under our equity-based compensation plan. Mr. Layton is entitled to participate in any life and medical insurance plans and other similar plans that we establish from time to time for our executive employees. Mr. Layton’s employment with us is terminable by either party.

Elements of Compensation

Base Salary

We provide our NEOs and other employees with a base salary to provide a fixed amount of compensation for services during the fiscal year. Base salaries and any increases or decreases thereto are subjectively determined by the committee for each of the NEOs on an individual basis, taking into consideration the factors described above, including an assessment of individual contributions to Company performance, length of tenure, compensation levels for comparable positions, internal equities among positions and, with respect to executives other than the Chief Executive Officer, the recommendations of the Chief Executive Officer. During 2019, Mr. Straehla and Mr. Layton each offered a 10% voluntary reduction in annual base pay effective September 30, 2019, and such reduced salaries remained in effect through August 14, 2022. In August 2022, the compensation committee reviewed the base salaries of each of the Chief Executive Officer and Chief Financial Officer and approved approximately 30% increases to each of their salaries.

NEO	2023 Base Salary	Change from 2022 Base Salary(1)
Arty Straehla	$700,000	none (effective as of August 15, 2022)
Mark Layton	$350,000	none (effective as of August 15, 2022)
(1) Effective as of August 15, 2022, the compensation committee increase Mr. Straehla’s base salary from $540,000 to $700,000 and Mr. Layton’s base salary from $270,000 to $350,000 in recognition of their strong contribution toward the Company’s continuing improvements in operational performance in the second quarter of 2022, with the Company achieving positive net income and increasing total revenue and Adjusted EBITDA (as defined and reconciled in Annex A to this proxy statement) during that period and reaching positive momentum for the full year 2022.

Annual Bonus

Annual bonuses are designed to incentivize individual performance and reward the achievement of Company’s long-term and short-term financial, operational and strategic goals that we believe drive stockholder value. Our annual bonus program supports our commitment to motivating our executives to deliver outstanding financial and operational performance. In determining the annual bonus, if any, for each NEO, the compensation committee reviews information provided by management with respect to Company performance. The compensation committee then considers Company and individual performance in the context of the information provided by its compensation consultant, and determines whether an annual bonus is to be awarded and, if so, the amount, in consideration of the total compensation each NEO will receive. In January 2024, the compensation committee awarded cash bonuses of $480,000 to Mr. Straehla and $330,000 to Mr. Layton in recognition of their contributions towards collections of accounts receivable from PREPA during 2023.

Long-term Incentives

Our long-term incentive program is designed to provide incentive compensation linked to stockholder value. The compensation committee from time to time awards long-term incentive compensation in the form of restricted stock units under the 2016 Plan, described in more detail below. The restricted stock units are subject to time-based vesting. In determining grants of long-term incentives for the NEOs, the compensation committee reviews Company and individual performance as well as the NEO’s total compensation in light of the market information provided by its compensation consultant. The compensation committee also considers the restricted stock units awards granted to our NEOs in prior years. In March 2020, the compensation committee granted restricted stock unit awards to our Chief Executive Officer and Chief Financial Officer in recognition of their respective contributions to the Company in 2019 and, with respect to our Chief Executive Officer, in lieu of a cash bonus. These restricted stock unit awards vested in four annual installments beginning on March 3, 2020 and were designed to continue to incentivize the NEOs’ performance through 2023. Although the compensation committee believes that providing executive compensation that is weighted more heavily toward equity awards rather than cash will enhance alignment of these NEOs’ interests with those of our stockholders and will incentivize their performance, in light of the size of the 2020 equity awards granted to the NEOs, the compensation committee did not grant any equity awards to the NEOs in 2023 and, to date, has not granted any equity awards to the NEOs in 2024.

Other Elements of Compensation

401(k) Plan

We have a retirement savings plan in which our named executive officers currently participate. The retirement plan is a tax qualified 401(k) plan that covers all eligible employees including the named executive officers. Prior to October 9, 2015, we made a safe harbor contribution equal to 3% of each eligible employee’s gross annual compensation for the prior calendar year, subject to certain limitations provided by our 401(k) plan and Internal Revenue Service regulations. The safe harbor contributions were made regardless of employee’s deferrals into the plan. All safe harbor contributions made by us on behalf of an eligible employee were 100% vested when contributed. We also have the ability to make an additional, discretionary contribution that is allocated based on each eligible employee’s gross annual compensation for the prior calendar year, but did not make any discretionary contributions in 2016 and 2017. Effective January 1, 2018, we reinstated matching contributions of up to 3% of an eligible employee’s compensation.

Termination and Change of Control Benefits

We do not have written employment agreements or change in control agreements with our Chief Executive Officer and Chief Financial Officer, except that the terms of their respective restricted stock unit awards provide for the acceleration and vesting of such awards upon termination in connection with the change of control of the Company and upon such executive’s death or disability. For a description of our oral agreements with our NEOs, see “—Terms of Employment” above. Additional information regarding termination and change of control benefits for our NEOs, see “Termination and Change of Control Benefits” below.

Perquisites and Other Personal Benefits

The Company provides certain limited perquisites and other personal benefits that we believe to be reasonable and consistent with our overall compensation program to better enable us to attract and retain competent executives for key positions. The committee considers and periodically reviews the levels of perquisites and other personal benefits in establishing the total compensation of our NEOs. During 2023, our NEOs received minimal perquisites that provide value to our business in the form of gym membership dues and 401(k) plan contributions.

Clawback Policy

Effective as of December 1, 2023, the Board adopted a comprehensive executive incentive compensation clawback policy that allows for the recoupment and/or forfeiture of certain executive officer incentive compensation and complies with the Nasdaq listing rules and Rule 10D-1 under the Exchange Act. Under the clawback policy, the Company will recoup any excess incentive-based compensation earned by an executive officer (including each of our NEOs), on or after October 2, 2023 and during a three fiscal year lookback period, in the event of a financial restatement if a lesser amount of incentive-based compensation would have been earned had such incentive-based compensation been determined based on the restated results. For purposes of the clawback policy, incentive-based compensation includes any compensation granted, earned or vested based in whole or in part on the Company’s attainment of a financial reporting measure.

Anti-Hedging and Anti-Pledging Policies

We have a policy prohibiting directors, executive officers and certain other designated employees from speculative trading in our securities, including hedging transactions, short selling, and trading in put options, call options, swaps or collars. In addition, we prohibit our directors and executive officers from holding our common stock in a margin account. To our knowledge, all such individuals are in compliance with the policy. Our policy is to also strongly discourage all other employees from engaging in hedging activities in our stock. Any such transaction requires notice and pre-approval, and will only be considered with a valid justification. Since the adoption of our anti-hedging policy in connection with our IPO in October 2016, we are not aware of any hedging activities by our employees. We also have a policy prohibiting our directors, executive officers and certain other designated employees from pledging our securities as collateral for a loan, except in certain limited circumstances upon obtaining prior approval from a compliance officer. No current NEOs or directors have any of our securities pledged as a collateral for a loan.

Equity Compensation Plan Information

The following table summarizes information about our equity compensation plan as of December 31, 2023:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)
2016 Equity Incentive Plan	302,383	N/A	587,950
(1)The Board adopted, and our stockholders approved prior to our IPO, the 2016 Plan, which was subsequently amended by certain amendments approved by our stockholders effective as of March 1, 2020.

Compensation Tables

SUMMARY COMPENSATION TABLE

    We qualify as a “smaller reporting company,” as defined in Item 10(f)(1) of Regulation S-K. The following table provides information concerning compensation of our named executive officers for the fiscal years ended December 31, 2023 and 2022. During 2023, we did not have any other executive officers or persons performing similar functions.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards ($)	All Other Compensation(2) ($)	Total ($)
Arty Straehla, Chief Executive Officer	2023	$700,000	$480,000	$—	$9,900	$1,189,900
	2022	$595,385	$500,000	$—	$9,150	$1,104,535

Mark Layton, Chief Financial Officer and Secretary	2023	$350,000	$330,000	$—	$9,900	$689,900
	2022	$297,692	$300,000	$—	$9,150	$606,842

(1)The 2023 amounts for Messrs. Straehla and Layton consist of discretionary cash bonuses paid in January 2024 in recognition of their contributions towards collections of accounts receivable from PREPA during 2023. The 2022 amounts for Messrs. Straehla and Layton consist of discretionary cash bonuses paid in March 2023 in recognition of their contributions to the Company in 2022.
(2)The amounts for each of Messrs. Straehla and Layton consist of 401(k) plan contributions of $9,900 for 2023 and $9,150 for 2022.

OUTSTANDING EQUITY AWARDS AT FISCAL 2023 YEAR-END

There were no equity awards outstanding for our named executive officers at December 31, 2023. During 2023, we did not have any other executive officers or persons performing similar functions.

Termination and Change of Control Benefits

We do not have written employment agreements or change in control agreements with our Chief Executive Officer and Chief Financial Officer, except that the terms of their respective restricted stock unit awards provide for the acceleration and vesting of such awards upon termination in connection with the change of control of the Company and upon such executive's death or disability. There were no unvested equity awards outstanding for Mr. Straehla or Mr. Layton at year-end 2023.

Upon termination for any reason, each of Mr. Straehla and Mr. Layton would be entitled to receive all of his accrued and unpaid salary and any other compensation payable to such executive (including vacation and sick pay) with respect to services rendered through the termination date.

PAY VERSUS PERFORMANCE

The following table provides information concerning total compensation paid to our Chief Executive Officer, also known as Principal Executive Officer (PEO), during the fiscal years ended December 31, 2023 and 2022. Total compensation and compensation actually paid is provided our other named executive officer (NEO). We qualify as a smaller reporting company, as defined in Item 10(f)(1) of Regulation S-K. All information provided under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEO	Average Compensation Actually Paid to Non-PEO NEO(3)	Value of Fixed $100 Investment Based on Total Shareholder Return (“TSR”)	Net Loss ($ in thousands)
2023	$1,189,900	$1,986,150	$689,900	$996,150	$245	$(3,163)
2022	$1,104,535	$3,733,785	$606,842	$1,618,092	$194	$(619)
(1)Mr. Straehla was the Company’s PEO for each of the 2023 and 2022 fiscal years.
(2)The amounts disclosed reflect the adjustments listed in the tables below to the amounts reported in the Summary Compensation Table for PEO:

Year	Less: Grant Date Value of Equity Awards	Plus: Change in Value of Awards Granted During the Current Year	Plus: Vesting Date Value of Awards that Vested During the Year	Plus: Year-Over-Year Change in Fair Value of Unvested Awards	Plus: Change in Value of Awards Vesting During the Current Year	Total Adjustments
2023	$—	$—	$1,803,750	$—	$(1,007,500)	$796,250
2022	$—	$—	$500,500	$2,219,750	$(91,000)	$2,629,250

(3)For each of the 2023 and 2022 fiscal years, Mr. Layton was the Company’s only non-PEO NEO. The amounts disclosed reflect the adjustments listed in the tables below to the amounts reported in the Summary Compensation Table for our Non-PEO NEO:

Year	Less: Grant Date Value of Equity Awards	Plus: Change in Value of Awards Granted During the Current Year	Plus: Vesting Date Value of Awards that Vested During the Year	Plus: Year-Over-Year Change in Fair Value of Unvested Awards	Plus: Change in Value of Awards Vesting During the Current Year	Total Adjustments
2023	$—	$—	$693,750	$—	$(387,500)	$306,250
2022	$—	$—	$192,500	$853,750	$(35,000)	$1,011,250

Analysis of the Information Presented in the Pay Versus Performance Table

Our company has not historically utilized net income or net loss as a performance measure for our executive compensation program due to the capital intensive nature of our business. We consider Adjusted EBITDA, which is discussed under “Executive Compensation—Executive Summary—2023 Performance Highlights” above and reconciled in Annex A to this proxy statement, as a more meaningful performance measure when assessing compensation of our named executive officers. As a smaller reporting company, we are not required to include Adjusted EBITDA in the pay versus performance table.

From 2022 to 2023, our net loss increased and the Compensation Actually Paid to our PEO and Non-PEO NEO decreased between those years to correlate with the Company’s performance. Further, our TSR decreased from 2022 to 2023 and the Compensation Actually Paid to our PEO and Non-PEO NEO also declined to correlate with the decrease in our TSR.

Compensation Actually Paid Versus Cumulative TSR
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$—
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
12/31/21
12/31/22
12/31/23
PEO
Non-PEO NEO
Investment Value

2023 DIRECTOR COMPENSATION

    The following table contains information with respect to 2023 compensation of our directors who served in such capacity during that year, except that the 2023 compensation of the director who is also our named principal executive officer is disclosed in the 2023 Summary Compensation Table above.

Name	Board & Committee Retainer Fees	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)
Arthur Amron(2)	$60,000	$100,000	$—	$160,000
Corey Booker	$75,000	$100,000	$—	$175,000
Paul Jacobi(2)	$85,000	$100,000	$—	$185,000
James Palm	$95,000	$100,000	$—	$195,000
Arthur Smith	$100,000	$100,000	$—	$200,000
(1)The amounts shown reflect the grant date fair value of restricted stock units granted determined in accordance with FASB ASC Topic 718, based on the grant date closing price of our common stock on The Nasdaq Global Select Market. See Note 18 to our consolidated financial statements for the fiscal year ended December 31, 2023, included in our Annual Report on Form 10-K, filed with the SEC on March 1, 2024. As of December 31, 2023, each director listed in the table had an unvested award of 23,810 restricted stock units, which will vest on June 7, 2024.
(2)As required under the terms of their employment with Wexford, Messrs. Amron’s and Jacobi’s restricted stock units and cash compensation earned in their capacity as members of the Board were assigned to Wexford. In connection with Mr. Amron's retirement from Wexford effective as of December 31, 2023, 10,279 restricted stock units attributable to his services as a director of the issuer while no longer an employee of Wexford were reassigned to Mr. Amron by Wexford under the terms of such employment.

Director Compensation

Our non-employee directors are entitled to receive an annual retainer in the amount of $60,000, plus an additional annual payment of $20,000 for the chairperson and $15,000 for each other member of the audit committee and $15,000 for the chairperson and $10,000 for each other member of the compensation committee and nominating and corporate governance committee, with such amounts paid in quarterly installments. We also provide our non-employee directors with equity compensation under the 2016 Plan as additional compensation and incentive. On the date of each annual meeting of stockholders, our non-employee directors receive an annual equity award with a value of $100,000 that vest on the earlier of the first anniversary of the grant date or the next annual meeting of stockholders.

We provide liability insurance for our directors and officers. In addition, our certificate of incorporation sets forth limitations on our directors’ liability to our stockholders. Further, our amended bylaws contain indemnification and advancement of expenses provisions for the benefit of our directors and officers. We are also party to a customary indemnification agreement with each of our executive officers and directors.

The compensation committee has adopted stock ownership and retention guidelines for our non-employee directors. These guidelines were adopted to encourage our non-employee directors to have a meaningful stake in the Company, which encourages a focus on our long-term success, aligns directors’ interests with the interests of our stockholders and further promotes our commitment to sound corporate governance. Under the stock ownership and retention guidelines, each of our non-employee directors must own an amount of our common stock equal in four times his or her annual cash compensation. Non-employee directors are given a five-year transition period to come into full compliance with the guidelines.

Stock Ownership

Holdings of Major Stockholders

The following table sets forth certain information regarding the beneficial ownership as of April 1, 2024 of shares of our common stock by each person or entity known to us to be a beneficial owner of 5% or more of our common stock.

MAJOR STOCKHOLDER TABLE

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
Wexford Capital LP	22,030,872 (2)	45.9%
777 South Flagler Drive, Suite 602 East
West Palm Beach, FL 33401
Adage Capital Partners, L.P.	4,275,000 (3)	8.9%
200 Clarendon Street, 52nd Floor
Boston, MA 02116
ValueWorks LLC	3,349,718 (4)	7.0%
One World Trade Center, Suite 84-G
New York, NY 10007
(1)Beneficial ownership is determined in accordance with SEC rules. The percentage of shares beneficially owned is based on 48,008,319 shares of common stock outstanding as of April 1, 2024.
(2)Based on Schedule 13G/A and Form 4 filed jointly with the SEC on February 9, 2024 and March 14, 2024, respectively, by Wexford Capital LP (“Wexford”), Wexford GP LLC (“Wexford GP”), Charles E. Davidson (“Mr. Davidson”) and Joseph M. Jacobs (“Mr. Jacobs”). Wexford GP is the general partner of Wexford. Mr. Davidson and Mr. Jacobs are the managing members of Wexford GP. Wexford, Wexford GP, Mr. Davidson and Mr. Jacobs have shared voting and dispositive power over 22,030,872 shares of common stock. Wexford may, by reason of its status as (i) sub-advisor of each of Wexford Spectrum Trading Limited (“WST”) and Wexford Catalyst Trading Limited (“WCT”), (ii) investment manager of Wexford Focused Trading Limited (“WFT”) and (iii) manager of MEH Sub LLC (“MEH”, and together with WST, WCT and WFT, the “Wexford Entities”), be deemed to own beneficially the securities of which the Wexford Entities possess beneficial ownership. Wexford GP may, as the General Partner of Wexford, be deemed to own beneficially the securities of which the Wexford Entities possess beneficial ownership. Each of Mr. Davidson and Mr. Jacobs may, by reason of his status as a controlling person of Wexford GP, be deemed to own beneficially the securities of which the Wexford Entities possess beneficial ownership. Each of Wexford, Wexford GP, Mr. Davidson and Mr. Jacobs share the power to vote and to dispose of the securities beneficially owned by the Wexford Entities. Each of Wexford, Wexford GP, Mr. Davidson and Mr. Jacobs

disclaim beneficial ownership of the securities owned by the Wexford Entities except, in the case of Mr. Davidson and Mr. Jacobs, to the extent of any pecuniary interests therein.
(3)Based on Form 13G/A filed jointly with the SEC on February 7, 2024 by Adage Capital Partners, L.P. (“ACP”), Adage Capital Partners GP, L.L.C. (“ACPGP”), Adage Capital Management, L.P. (“ACM”), Robert Atchinson (“Mr. Atchinson”) and Phillip Gross (“Mr. Gross”). ACP has the power to dispose of and the power to vote the common stock beneficially owned by it, which power may be exercised by its general partner, ACPGP, and investment manager, ACM. Neither ACPGP nor ACM directly own any common stock. ACPGP and ACM may be deemed to beneficially own the shares owned by ACP. Messrs. Atchinson and Gross, as managing members of (i) Adage Capital Advisors, L.L.C. (“ACA”), managing member of ACPGP and (ii) Adage Capital Partners LLC (“ACPLLC”), general partner of ACM, have shared power to vote the common stock beneficially owned by ACP.
(4)Based on Form 13G/A filed jointly with the SEC on February 14, 2024 by ValueWorks LLC (“ValueWorks”), ValueWorks Limited Partners, LP (“ValueWorks LP”), ValueWorks Capital, LLC (“ValueWorks Capital”) and Charles Lemonides (“Mr. Lemonides”). ValueWorks LP and ValueWorks Capital have shares voting and dispositive power over 2,368,145 shares of common stock. ValueWorks and Mr. Lemonides have share voting and dispositive power over 3,349,718 shares of common stock.

Holdings of Officers and Directors

The following table sets forth certain information regarding the beneficial ownership as of April 1, 2024 of shares of our common stock by each of our directors, by each named executive officer and by all directors and executive officers as a group:

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
Arthur Amron(2)	3,000	—
Arty Straehla	1,012,107	2.52%
Corey Booker(3)	124,921	*
Paul Jacobi(4)	—	—
James Palm(3)	188,478	*
Arthur Smith(3)	163,368	*
Mark Layton	418,985	*
Directors and Executive Officers as a Group (7 persons)	1,910,859	3.44%
*Less than 1%
(1)Beneficial ownership is determined in accordance with SEC rules. In computing percentage ownership of each person, shares of common stock subject to any options or restricted stock units held by that person that are exercisable or vested as of April 1, 2024, or exercisable or vesting within 60 days of April 1, 2024, are deemed to be beneficially owned. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. The percentage of shares beneficially owned is based on 48,008,319 shares of common stock outstanding as of April 1, 2024. Unless otherwise indicated, all amounts exclude shares issuable upon the exercise of outstanding options and the vesting of restricted stock units that are not exercisable and/or vested as of April 1, 2024 or within 60 days of April 1, 2024. Except as otherwise noted, each stockholder in the table above is believed to have sole voting and sole investment power with respect to the common stock beneficially held.
(2)Excludes (i) 170,302 shares of common stock and (ii) 13,531 restricted stock units granted under the 2016 Plan, which will vest on June 7, 2024, all of which were assigned to Wexford under the terms of Mr. Amron’s employment with Wexford prior to his retirement from Wexford on December 31, 2023. As a result, Mr. Amron disclaims beneficial ownership of these shares of common stock and restricted stock units, except to the extent of any pecuniary interest therein. Excludes 10,279 restricted stock units granted under the 2016 Plan, and vesting on June 7, 2024, attributable to Mr. Amron’s services as a director of the Company while no longer an employee of Wexford, which were reassigned to Mr. Amron by Wexford under the terms of his employment with Wexford in connection with Mr. Amron’s retirement from Wexford effective as of December 31, 2023.
(3)Excludes 23,810 restricted stock units granted under the 2016 Plan, which will vest on June 7, 2024.
(4)Excludes (i) 158,260 shares of common stock and (ii) 23,810 restricted stock units granted under the 2016 Plan, which will vest on June 7, 2024, all of which were assigned to Wexford under the terms of Mr. Jacobi’s employment with Wexford. As a result, Mr. Jacobi disclaims beneficial ownership of these shares of common stock and restricted stock units, except to the extent of any pecuniary interest therein.

Certain Relationships and Related Party Transactions

Review and Approval of Related Party Transactions

The audit committee, as provided in its charter, reviews and approves related party transactions that the Company would be required to disclose in the proxy statement under the applicable rules and regulations of the Securities and Exchange Commission. The Company does not have a formal set of standards to be substantively applied to each transaction reviewed by the audit committee. Instead of a formalized policy, related party transactions are reviewed and judgment is applied to determine whether such transactions are in the best interests of the Company. Further, the Company’s Code of Business Conduct and Ethics governs various compliance areas, including conflicts of interest and fair dealings, which are considered in the process of the review and approval of related party transactions.

The Company’s policy is that all of its employees and directors, as well as their family members, must avoid any activity that is or has the appearance of conflicting with the Company’s business interest. This policy is included in the Company’s Code of Business Conduct and Ethics posted on its website. Each director and executive officer is instructed to always inform the designated compliance officer when confronted with any situation that may be perceived as a conflict of interest. Only the Board or a committee consisting solely of independent directors may grant waivers of the provisions of the Code of Business Conduct and Ethics for the Company’s executive officers and directors. In addition, at least annually, each director and executive officer completes a detailed questionnaire specifying any business relationship that may give rise to a conflict of interest.

Further, under the audit committee charter, the audit committee is responsible for reviewing and monitoring compliance with our Code of Business Conduct and Ethics and recommending any warranted changes to the Board. In addition, the Board and, pursuant to its written charter, the audit committee, reviews and approves certain relationships and transactions in which the Company and its directors, director nominees and executive officers and their immediate family members, as well as holders of more than 5% of any class of our voting securities and their family members, have a direct or indirect material interest. The Board and the audit committee approve only those transactions that, in light of known circumstances, are consistent, or are not inconsistent with, the Company’s best interests, as they determine in the good faith exercise of their discretion.

Joint Venture

On December 21, 2018, Cobra Aviation Services, LLC, or Cobra Aviation, a variable interest entity of a wholly owned subsidiary of Mammoth, formed a joint venture with Wexford Partners Investment Co. LLC, or Wexford Investments, an entity controlled by Wexford (of which Mr. Jacobi, one of our directors, is an employee), named Brim Acquisitions to acquire all outstanding equity interests in Brim Equipment. Cobra Aviation owns a 49% economic interest and Wexford Investment owns a 51% economic interest in Brim Acquisitions, and each member contributed its pro rata portion of Brim Acquisitions’ initial capital of $2.0 million. Cobra Aviation and Leopard each lease one helicopter to Brim Equipment under the terms of aircraft lease and management agreements. For the year ended December 31, 2023, we recognized revenue of $0.5 million and, as of December 31, 2023, Brim Equipment owed us a nominal amount for such services.

New Term Loan Facility with Wexford

On October 16, 2023, we, as borrower, and certain of our direct and indirect subsidiaries, as guarantors, entered into a loan and security agreement with the lenders party thereto and our affiliate Wexford, as agent for the lenders, as may be subsequently amended (the “new term credit facility”). The new term credit facility provides for term commitments in an aggregate amount equal to $45 million. The audit committee of the Board, consisting of entirely independent directors, considered and approved the new term credit facility with Wexford. Borrowings under the new term credit facility are secured by our and our subsidiaries’ assets. The new term credit facility also contains various affirmative and restrictive covenants. Interest under the new term credit facility equals the SOFR Interest Rate (as defined in the new term credit facility) plus 7.50%, as such margin may be increased pursuant to the terms of the new term credit facility; provided that we may elect to pay all or a portion of the accrued interest due with respect to any Interest Period (as defined in the new term credit facility) ending on or before April 16, 2025, in kind by adding such accrued interest to the principal amount of the outstanding loans thereunder. In particular, under the new term credit facility, we are required, among other things, to mandatorily remit to Wexford up to 50% of all amounts that constitute PREPA Claim Proceeds (as defined in the new term credit facility), which will be used to reduce outstanding borrowings under the new term credit facility, as required under the terms thereof. Wexford waived this requirement in connection with the PREPA payments made since our entry into the new term credit facility. As of December 31, 2023, $45.0 million was outstanding under the new term credit facility and the associated accrued interest was $1.2 million.

Other Agreements with Affiliates

Our subsidiary Panther Drilling Systems LLC provides directional drilling services for El Toro Resources LLC, or El Toro, an affiliate of Wexford. For the year ended December 31, 2023, we recognized revenue of $0.5 million for such services and, as of December 31, 2023, there were no receivables outstanding.
We and certain of our subsidiaries rent office and equipment yard space from Caliber Investment Group LLC, an affiliate of Wexford. During the year ended December 31, 2023, we incurred costs related to these leases of $0.4 million and, as of December 31, 2023, there were no payables outstanding.

Proposal to Approve, on an Advisory Basis, the Company’s Executive Compensation

(Item 2 on the Proxy Card)

What am I voting on?

In accordance with Section 14A of the Exchange Act, the Board is providing our stockholders with a non-binding advisory vote on the Company’s executive compensation as reported in this proxy statement, or “say on pay” vote. The Company’s stockholders are being asked to vote on the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative executive compensation discussion, is hereby approved.”

We provide an annual “say on pay” vote to our stockholders. This vote is advisory, which means that the vote on executive compensation is not binding on the Company, the Board or the compensation committee. While the vote on executive compensation is solely advisory in nature, the Board and the compensation committee will review and consider the “say on pay” voting results when making future decisions regarding our executive compensation program.

Stockholders are encouraged to carefully review the executive compensation section and related executive compensation tables included in this proxy statement, which provide details with respect to the Company’s compensation policy and compensation arrangements which the Company believes are appropriate and reasonably consistent with market practice and with the long-term interests of the Company and its stockholders. In furtherance of the Company’s goals and objectives, the compensation committee, among other things, ensures that the Company’s executive compensation arrangements (i) align our executive’s interests with those of our stockholders, (ii) include long-term vesting provisions in the awards of restricted stock units granted periodically to our NEOs to encourage their retention and continued focus on long-term performance, (iii) do not incentivize executives to take unnecessary risks and (iv) do not include excessive change in control provisions. The compensation committee further believes that our other compensation policies and practices, such as our policy prohibiting pledging or hedging of our stock by our executive officers and directors, as well as the lack of significant perquisites and absence of pension or supplemental retirement benefits, aside from those afforded under our broad-based 401(k) plan, for our executive officers are consistent with prudent compensation philosophy and the interests of our stockholders.

What vote is required to approve this proposal?

This proposal requires the affirmative “FOR” vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Only votes “FOR” or “AGAINST” this proposal will be counted as votes cast and abstentions and broker non-votes will not be counted for voting purposes.

What does the Board recommend?

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPANY’S EXECUTIVE COMPENSATION AS REPORTED IN THIS PROXY STATEMENT.

Proposal to Approve the Company’s 2024 Equity Incentive Plan

(Item 3 on the Proxy Card)

What am I voting on?
We are asking stockholders to approve the Mammoth Energy Services, Inc. 2024 Equity Incentive Plan (the “2024 Incentive Plan”). On April 29, 2024, upon the recommendation of the Compensation Committee, the Board adopted the 2024 Incentive Plan, subject to stockholder approval, to be effective as of the date the 2024 Incentive Plan is approved by our stockholders (the “Effective Date”). Our 2016 Equity Incentive Plan (as amended, the “2016 Plan”) was originally adopted by the Board and approved by our stockholders before our IPO on October 13, 2016. If the 2024 Incentive Plan is approved by our stockholders, the 2016 Plan will terminate on the Effective Date, and no future awards may be granted thereunder after the Effective Date, provided that the 2016 Plan will continue to apply to awards granted under the 2016 Plan prior to the Effective Date.

Why our stockholders should approve the 2024 Incentive Plan
The purposes of the 2024 Incentive Plan are to advance the interests of the Company and our stockholders by providing significant incentives to selected employees, directors and consultants of the Company and its subsidiaries, enhance the interest of such individuals in the success of the Company and its subsidiaries by providing them with an opportunity to become stockholders of the Company, and enhance our ability to attract and retain qualified management and other personnel necessary for our continued progress in the interest of our stockholders. The 2024 Incentive Plan will provide for grants of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards, and cash-based awards to selected officers, employees, non-employee directors and consultants performing services for us or our subsidiaries. However, only our employees and employees of our corporate affiliates will be eligible to receive incentive stock options.

Equity Compensation Best Practices

The 2024 Incentive Plan reflects the following best practices in equity compensation:

•Any dividends and dividend equivalents that accrue on awards under the plan may be paid only to the extent that the underlying award actually vests and no dividends or dividend equivalents may be payable with respect to an option or stock appreciation right;

•the plan prohibits liberal share recycling;

•the plan subjects awards to clawback and forfeiture provisions;

•the plan does not provide for the payment of tax gross-ups due to the potential imposition of excise taxes payable in connection with a change in control;

•the plan prohibits the granting of discounted stock options and stock appreciation awards;

•the plan’s share reserve is not subject to an “evergreen” feature;

•the plan prohibits repricing and cash buyouts of underwater stock options or stock appreciation rights without stockholder approval; and

•the plan will be administered by the Company’s independent compensation committee.

Board’s Rationale for the 2024 Incentive Plan

In determining to adopt the 2024 Incentive Plan and set the share reserve thereunder, the Board considered the following:

The 2016 Plan Will Have Insufficient Shares Available for Future Grants

As of April 25, 2024, 587,950 shares remain available for grant under the 2016 Plan. If the 2024 Incentive Plan is not approved by our stockholders, we will not be able to continue to make long-term equity incentive awards, which will put us at a significant competitive disadvantage. We believe that equity-based compensation is important in attracting and retaining the services of key employees, officers, consultants and directors of the Company and our subsidiaries in a competitive labor market, which is essential to our long-term growth and success. Therefore, we consider approval of the 2024 Incentive Plan vital to our continued success. It is the judgment of the Board that the 2024 Incentive Plan is in the best interests of the Company and its stockholders.

The Term of the 2016 Plan Expires in October 2026

The 2016 Plan has just over two years before the expiration of its term.

Share Reserve

The Board has approved the reservation of 2,000,000 shares under the 2024 Incentive Plan. If the 2024 Incentive Plan is approved by our stockholders, no new grants will be made under the 2016 plan after the Effective Date.

History of Prudent Use of Shares

Since 2016, we have never increased the number of shares available for issuance under the 2016 Plan and historically our annual share usage has been below the norms of our industry.

Burn Rate

The following table provides data on our annual share usage for the last three full fiscal years under the 2016 Plan.

Fiscal Year	Employee Awards Granted	Director Awards Granted	Total Awards Granted	Shares Outstanding	Annual Equity Burn Rate (1)
2021	—	128,205	128,205	46,684,065	0.3%
2022	—	228,310	228,310	47,312,270	0.5%
2023	250,000	119,050	369,050	47,941,652	0.8%
Average Three-Year Burn Rate					0.5%
(1)    Annual Equity burn rate is calculated by dividing the number of shares subject to equity awards granted during the year by the number of shares outstanding at the end of the applicable year.

Expected Duration of the 2024 Incentive Plan

Although the 2024 Incentive Plan will have a term of ten years from the Effective Date, we anticipate that based on our current grant practices the proposed share reserve under the 2024 Incentive Plan will be sufficient to meet our needs for five years. The actual duration of the 2024 Incentive Plan’s share reserve will depend on many factors, including future grant date stock prices, award sizes and other changes in our grant practices that may occur. If approved by our stockholders at the Annual Meeting, the 2024 Incentive Plan will replace and supersede the 2016 Plan in its entirety.

Dilution

In calendar years 2021, 2022 and 2023, the end-of-year overhang rate (calculated by dividing (1) the sum of the number of shares issuable pursuant to equity awards outstanding at the end of the calendar year plus shares remaining available for issuance for future awards at the end of the calendar year by (2) the sum of the number of shares outstanding at the end of the calendar year plus the sum of (1) above) was 5%, 3% and 2%, respectively. Upon adoption of the 2024 Incentive Plan, the Company expects its overhang (calculated on a fully diluted basis) to be approximately 4%.

In light of the factors described above, the Board has determined that the size of the share reserve under the 2024 Incentive Plan is reasonable and appropriate at this time.

Equity Compensation Plan Information

The table providing certain information as of December 31, 2023 with respect to our equity compensation plans under which our equity securities are authorized for issuance is included elsewhere in this proxy statement under the heading “Equity Compensation Plan Information.”

Summary of the 2024 Incentive Plan

The following is a summary of the 2024 Incentive Plan. A copy of the 2024 Incentive Plan is attached as Annex B to this proxy statement, and the following summary is qualified in its entirety by reference to the full text of the 2024 Incentive Plan.

Eligibility. Any officers, employees, directors or consultants performing services for us or our subsidiaries who are selected by the Board or a committee of one or more members of the Board appointed to administer the 2024 Incentive Plan (the “Administrator”) may participate in the 2024 Incentive Plan with only employees being eligible to receive incentive stock options. As of April 25, 2024, we had approximately 37 employees and 11 non-employee directors who received awards under the 2016 Plan. Consultants do not receive awards pursuant to our current equity compensation program.

Administration. The 2024 Incentive Plan will be administered by the Administrator, which will have full and final authority to select persons to receive awards, establish the terms of awards, and administer and interpret the 2024 Incentive Plan in its sole discretion. The Board has delegated the authority to serve as the Administrator of the 2024 Incentive Plan to its compensation committee comprised of all independent directors under the Nasdaq listing rules, who also qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. Any action of the Administrator with respect to the 2024 Incentive Plan will be final, conclusive, and binding on all persons. The Administrator may delegate certain responsibilities to our officers with respect to awards that do not involve Section 16 officers.

Effective Date and Expiration. The 2024 Incentive Plan will become effective on the Effective Date, and will terminate on the tenth anniversary of the Effective Date. No awards may be made under the 2024 Incentive Plan after its termination date, but awards made prior thereto may extend beyond that date.

Available Shares. Subject to certain adjustments, the maximum aggregate number of shares of our common stock that may be issued under the 2024 Incentive Plan is 2,000,000, subject to increase by any awards under the 2016 Plan (the “Prior Incentive Plan Awards”) that are outstanding on the Effective Date, and that, on or after the Effective Date, are forfeited, expire or are canceled. One hundred percent (100%) of the shares authorized for issuance under the 2024 Incentive Plan may be delivered pursuant to incentive stock options. Shares to be issued may be made available from our authorized but unissued shares of common stock, shares held by the Company in its treasury, or shares purchased by the Company on the open market. If an award under the 2024 Incentive Plan or any Prior Incentive Plan Award is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the 2024 Incentive Plan. Shares of common stock otherwise deliverable pursuant to an award that are withheld upon exercise or vesting of an award for purposes of paying the exercise price or tax withholdings shall be treated as delivered to the participant and shall be counted against the maximum number of shares of common stock that may be issued under the 2024 Incentive Plan. An award will not reduce the number of shares that may be issued pursuant to the 2024 Incentive Plan if the award or portion thereof is settled in cash. Additionally, if we or any of our subsidiaries acquire a company or combine with a company and assume shares available for issuance under that company’s equity plan that was approved by stockholders and not adopted in contemplation of the acquisition or combination, then, subject to certain conditions, those shares may be used for awards, under certain circumstances, under the 2024 Incentive Plan and shall not count against the share reserve.

Grant Limitation. Subject to certain adjustments, no person is eligible to be granted awards covering more than the lesser of: (i) 1,500,000 shares of common stock or (ii) a number of shares of common stock with an aggregate fair market value on the date of grant not to exceed $1,500,000, in the aggregate during any calendar year.

Maximum Non-Employee Director Compensation. The 2024 Incentive Plan provides that the maximum aggregate dollar value of awards and cash compensation granted under the 2024 Incentive Plan or otherwise during any calendar year to any non-employee director is $300,000 (subject to adjustment for certain changes in corporate capitalization), rounded up to the nearest full share of common stock.

Awards

The 2024 Incentive Plan provides for awards of options, stock appreciation rights, restricted stock and restricted stock unit awards, and other stock-based or cash-based awards.

Options. The 2024 Incentive Plan permits us to grant options intended to qualify as incentive stock options under Section 422 of the Code and nonqualified options which are not intended to qualify as incentive stock options. The Administrator may grant incentive stock options under the 2024 Incentive Plan to any employee of the Company or our corporate affiliates, and nonqualified stock options to any officer, employee, director or consultant performing services for us or any of our subsidiaries. The Administrator will determine the exercise price per share for all options, which will not be less than the fair market value of a share of common stock on the date of grant. Any incentive stock option granted to any employee owning more than 10% of our common stock will have an exercise price of no less than 110% of our stock’s fair market value on the grant date. A participant may pay the exercise price for stock acquired by exercise of an option in cash, wire transfer or by certified or bank check, or if permitted by applicable law and by the Administrator, by delivery of previously held shares, share withholding, “cashless exercise” or in any other legal form of consideration acceptable to the Administrator.

The Administrator will specify in the award agreement for each option when the option may be exercised. Options granted under the 2024 Incentive Plan will generally terminate on the 10th anniversary of the date of grant, or the fifth anniversary in the case of an incentive stock option granted to an employee who owns more than 10% of our common stock. However, if sooner, vested options generally will terminate three months after a participant’s termination of employment or other service other than for cause, as defined in the 2024 Incentive Plan, or twelve months after the date of a participant’s death or disability. Upon termination of a participant’s employment or other service due to cause, both the vested and unvested portions of any outstanding option held by the participant will immediately be forfeited and will no longer be exercisable.

Restricted Stock. The 2024 Incentive Plan authorizes the grant of shares of restricted stock with restrictions that may lapse over time or upon the achievement of specified performance goals. Restrictions may lapse separately or in such installments as the Administrator deems appropriate. A participant granted restricted stock will generally have the stockholder rights set forth in the award agreement, including, for example, the right to vote the shares of restricted stock, except that dividends will not be paid on restricted stock prior to vesting. Except as otherwise determined by the Administrator, restricted stock that is subject to restrictions at the time of termination of employment or other service will be forfeited and become available for grant again under the 2024 Incentive Plan.

Restricted Stock Units. The 2024 Incentive Plan permits the grant of awards of restricted stock units to participants. A restricted stock unit is a right to receive one share of common stock, or its cash value, subject to vesting conditions. Until all restrictions on the restricted stock units have lapsed, the participant will not be a stockholder of the Company, nor have any of the rights or privileges of a stockholder. No participant will be entitled to receive dividend equivalents in respect of restricted stock units unless specifically provided for in an award agreement and only to the extent such restricted stock unit is vested. Restricted stock units awarded under the 2024 Incentive Plan may vest over time or on the achievement of specified performance goals as determined by the Administrator and as set forth in the award agreement for the restricted stock units. Upon vesting, the Company will deliver to the participant or his or her permitted transferee, without charge, one share of common stock (or other securities or other property, as applicable) for each such outstanding restricted stock unit, except that the Administrator may, in its sole discretion, elect to (x) pay cash or part cash and part shares of common stock in lieu of delivering only shares of common stock in respect of such restricted stock units or (y) defer the delivery of shares of common stock (or cash or part shares of common stock and part cash, as the case may be) beyond the time the restricted stock units vest to the extent set forth in the award agreement or required by law, provided such extension would not cause adverse tax consequences under Section 409A of the IRC.

Stock Appreciation Rights. The 2024 Incentive Plan provides for awards of stock appreciation rights, which may be granted alone, or in tandem with all or part of an any option granted under the 2024 Incentive Plan (a “Tandem SAR”). A stock appreciation right is a contractual right to receive the appreciation in the fair market value of our common stock over time, which may be paid in either (or both) shares of common stock or cash. The Administrator will determine the strike price of a stock appreciation right award, which will not be less than the market value of a share of our common stock on the date of grant. Upon the exercise of a stock appreciation right, a participant will be entitled to receive an amount determined by multiplying (1) the difference between the fair market value per share of stock on the date of exercise and the strike price by (2) the number of shares for which the stock appreciation right is being exercised (reduced by any amount withheld for payment of taxes). The Administrator will specify when each stock appreciation right may be exercised; provided, that a Tandem SAR will be exercisable only when the fair market value per share of common stock subject to the Tandem SAR and related option exceeds the strike price per share thereof.

Other Stock-Based Awards and Cash-Based Awards. The 2024 Incentive Plan provides for the grant of other stock-based awards not otherwise described in the 2024 Incentive Plan and cash-based awards, subject to such terms and conditions as the Administrator determines.

Adjustments. In the event of changes in the outstanding common stock or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in capitalization, in connection with any extraordinary dividend declared and paid in respect of shares of common stock, in the event of any change in applicable laws or circumstances or as otherwise set forth in the 2024 Incentive Plan, in each case, that results in or could result in, in either case, as determined by the Administrator in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, participants in the 2024 Incentive Plan, awards shall be equitably and proportionally adjusted or substituted, as determined by the Administrator, in its sole discretion, as to the number, price, or kind of a share of common stock, other securities or other consideration subject to such awards.

Change in Control. In connection with a “change in control” (as defined in the 2024 Incentive Plan), the Administrator may provide for any one or more of the following: (i) the assumption or substitution of any or all awards in connection therewith, with awards that vest based on performance criteria being deemed earned at the target level (or if no target is specified, the maximum level) and converted into solely service-based vesting awards, (ii) the acceleration of vesting of any or all awards not assumed or substituted in connection with the change in control (with vesting of performance-based awards deemed earned at the target level (or if no target is specified, the maximum level), unless otherwise specified in the applicable award agreement), (iii) the cancellation of any or all awards not assumed or substituted in connection with such change in control (whether vested or unvested) together with the payment to participants holding vested awards so canceled of an amount in respect of cancellation based on the per-share consideration being paid for our common stock in connection with such change in control, (iv) the cancellation or any or all options and SARs not assumed or substituted in connection with any such change in control (whether vested or unvested) after providing the holder thereof with a period of at least 10 days to exercise such awards, and (v) the replacement of any and all awards (subject to certain limitations) with a cash incentive program that preserves the value of the awards so replaced.

Tax Withholding Obligations. To the extent provided by the terms of an award agreement, any Company insider trading policy and to the discretion of the Administrator, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of shares under any award by any one or combination of the following means (in addition to the Company’s right to withhold from any compensation paid to the participant by the Company): (i) cash payment; (ii) authorizing the Company to withhold a number of shares from the shares otherwise issuable to the participant as a result of the exercise or acquisition of shares under the award, the fair market value of which does not exceed the amount of tax required to be withheld by law; (iii) delivering to the Company previously owned and unencumbered shares or (iv) by execution of a recourse promissory note by the participant.

Amendments to the 2024 Incentive Plan and Awards. The Board may amend or terminate the 2024 Incentive Plan at any time. However, no amendment will be effective without the approval of our stockholders if stockholder approval is required by any law or securities exchange listing requirements. The Administrator may amend any award granted under the 2024 Incentive Plan. However, no amendment or modification may reduce the exercise price or strike price of any option or stock appreciation right or otherwise result in a “repricing” of the option or stock appreciation right without stockholder approval. In addition, no amendment of the 2024 Incentive Plan or any award may materially and adversely impair the rights of any participant with respect to any outstanding award without the consent of the participant.

Clawback or Recoupment. Awards granted under the 2024 Incentive Plan will be subject to the Company’s clawback policy, the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Sarbanes–Oxley Act of 2002, each as amended, and any rules, regulations and binding, guidance published thereunder.

Detrimental Activity. In the event a participant has engaged in or engages in any detrimental activity, such as breaching any material restrictive covenants, unless an award agreement specifies otherwise, the Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid or deferred awards. Additionally, if a participant engages in detrimental activity after any exercise, payment or delivery pursuant to an award, during any period for which any restrictive covenant prohibiting such activity is applicable to the participant, such exercise, payment or delivery may be rescinded within one year after the Company knows or should have known of the occurrence of any detrimental activity. In the event of any such rescission, the participant shall pay to the Company the amount of any gain realized or payment received as a result of the exercise, payment or delivery, in such manner and on such terms and conditions as may be required by the Company.

Award Transferability. Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred by a participant other than by will or by the laws of descent and distribution. The Administrator, however, may permit awards (other than incentive stock options) to be transferred to family members, a trust for the benefit of the participant and such family members, a partnership or limited liability company whose partners or shareholders are the participant and his or her family members or anyone else approved by the Administrator.

Governing Law. The 2024 Incentive Plan is governed by the laws of the State of Delaware.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax rules applicable to awards under the 2024 Incentive Plan and is intended to reflect the current provisions of the Internal Revenue Code (or IRC) and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local or payroll tax considerations. Moreover, the U.S. federal income tax consequences to any participant may differ from those described herein by reason of, among other things, the circumstances of such participant. This summary is for general information and is not tax advice.

Options. Options granted under the 2024 Incentive Plan may be intended to qualify as incentive stock options under IRC section 422 or may be nonqualified stock options governed by IRC section 83. A participant generally will not recognize any taxable income and we will not be entitled to a tax deduction upon the grant of an option. When a participant exercises a nonqualified stock option, he or she generally will have ordinary taxable income equal to the difference between the fair market value of the acquired stock on the exercise date and the exercise price for those shares. Subject to satisfying applicable reporting requirements, as discussed below, we generally will be entitled to a corresponding federal income tax deduction. A participant generally will not have taxable income on exercise of an incentive stock option, and we will not be entitled to a deduction. However, the difference between the acquired stock’s fair market value on the exercise date and the exercise price for those shares could result in alternative minimum tax liability for the participant. A participant’s disposition of shares acquired on exercise of an option will ordinarily result in capital gain or loss. However, a disposition of shares acquired on exercise of an incentive stock option less than two years after the grant date or one year after the exercise date generally will result in ordinary taxable income equal to the difference between the fair market value of the acquired stock on the exercise date and the exercise price for those shares, with any excess of the amount received by the participant over the fair market value of the stock on the exercise date being treated as capital gain. We may be entitled to a deduction corresponding to the participant’s ordinary taxable income in the case of such a disposition.

Restricted Awards. Restricted awards generally are not taxable on grant but are taxable when they are no longer subject to a “substantial risk of forfeiture,” in the case of restricted stock, or when shares are issued or cash is paid in connection with the settlement of restricted stock units. The amount to be included in a participant’s taxable income is the fair market value of the stock, or the amount of cash paid, at that time. However, under IRC section 83(b) a participant may elect, within 30 days of receiving a restricted stock grant, to recognize in the year of grant ordinary taxable income equal to the fair market value of the shares on the grant date. If such election is timely made, the participant will not recognize any income when the restricted stock is no longer subject to a substantial risk of forfeiture. Subject to satisfying applicable income reporting requirements, we generally should be entitled to an income tax deduction in the same amount and at the same time as the participant recognizes ordinary income. A participant’s disposition of shares received under a restricted award generally will result in a capital gain or loss.

Stock Appreciation Rights. A participant generally will not recognize income upon grant of a stock appreciation right. When the participant exercises the stock appreciation right, he or she will have ordinary taxable income equal to the market value of the stock or cash received. Subject to satisfying applicable income reporting requirements, we generally should be entitled to an income tax deduction in the same amount and at the same time as the participant recognizes ordinary income.

Cash-Based Awards. A participant generally will not recognize income upon grant of any cash-based award but will recognize ordinary income in the year of payment equal to the amount paid, if any. We generally should be entitled to a federal income tax deduction equal to the participant’s taxable income.

New Plan Benefits

Because all grants and awards under the 2024 Incentive Plan are entirely within the discretion of the Administrator, the total benefits allocable under the 2024 Incentive Plan in the future are not determinable. Therefore, we have omitted the tabular disclosure of the benefits or amounts allocated under the 2024 Incentive Plan.

What vote is required to approve this proposal?

This proposal requires the affirmative “FOR” vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Only votes “FOR” or “AGAINST” this proposal will be counted as votes cast and abstentions and broker non-votes will not be counted for voting purposes.

What does the Board recommend?

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPANY’S 2024 INCENTIVE PLAN.

Proposal to Ratify the Appointment of Our Independent Auditors

(Item 4 on the Proxy Card)

What am I voting on?

You are voting on a proposal to ratify the appointment of Grant Thornton LLP as our independent auditors for fiscal year 2024. The audit committee has appointed Grant Thornton LLP to serve as independent auditors.

What services do the independent auditors provide?

Audit services of Grant Thornton LLP for fiscal 2023 included an audit of our consolidated financial statements and services related to periodic filings made with the SEC. Additionally, Grant Thornton LLP provided certain services related to the consolidated quarterly reports and annual and other periodic reports, registration statements and comfort letters and other services as described below.

How much were the independent auditors paid in 2023 and 2022?

Grant Thornton LLP’s fees for professional services totaled $1.9 million in 2023 and $1.5 million in 2022. Grant Thornton LLP’s fees for professional services included the following:

•Audit Fees - aggregate fees for audit services, which relate to the fiscal year consolidated audit, quarterly reviews and statutory audits, were $1.9 million in 2023 and $1.5 million in 2022.
•Audit-Related Fees - aggregate fees for audit-related services, which relate to registration statements and comfort letters, were zero in 2023 and 2022.
•Tax Fees- aggregate fees for tax services, consisting of tax return compliance, tax advice and tax planning, were zero in 2023 and 2022.
•All Other Fees - aggregate fees for all other services, were zero in 2023 and 2022.

Does the audit committee approve the services provided by Grant Thornton LLP?

It is our audit committee’s policy to pre-approve all audit, audit related and permissible non-audit services rendered to us by our independent auditor. Consistent with such policy, all of the fees listed above that we incurred for services rendered by Grant Thornton LLP were pre-approved by our audit committee.

Will a representative of Grant Thornton LLP be present at the meeting?

Yes, one or more representatives of Grant Thornton LLP will be present at the meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions from the stockholders.

What vote is required to approve this proposal?

Stockholder ratification of the appointment of our independent auditors is not required by the Company’s amended bylaws or otherwise. However, we are submitting this proposal to the stockholders as a matter of good corporate practice. Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. If the appointment of Grant Thornton LLP is not ratified, the audit committee will reconsider the appointment. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different independent audit firm at any time during the year if it is determined that such change would be in best interests of the Company and its stockholders.

Has Grant Thornton LLP always served as Mammoth’s independent auditors?

Grant Thornton LLP has served as our independent auditors since 2014.

What does the Board recommend?

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR 2024.

Solicitation by Board; Expenses of Solicitation

The Board has sent you this proxy statement. Our directors, officers and employees may solicit proxies by mail, by telephone or in person. Those persons will receive no additional compensation for any solicitation activities. We will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of common stock held of record by those entities, and we will, upon the request of those record holders, reimburse reasonable forwarding expenses. We will pay the costs of preparing, printing, assembling and mailing the proxy material used in the solicitation of proxies.

Submission of Future Stockholder Proposals

Under SEC rules, a stockholder who intends to present a proposal, other than director nominations, at the 2025 Annual Meeting of Stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to our Corporate Secretary. The proposal must be received no later than December 30, 2024.

Stockholders who wish to propose a matter for action at the 2025 Annual Meeting, including the nomination of directors, but who do not wish to have the proposal or nomination included in the proxy statement, must notify the Company in writing of the information required by the provisions of our amended bylaws dealing with stockholder proposals. The notice must be delivered to our Corporate Secretary between February 12, 2025 and March 14, 2025. You can obtain a copy of our amended bylaws by writing the Corporate Secretary at the address below.

In addition, to satisfying the foregoing requirements under our bylaws and comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 13, 2025.

All written proposals should be directed to Corporate Secretary, Mammoth Energy Services, Inc., 14201 Caliber Drive Suite 300, Oklahoma City, Oklahoma, 73134.

The Board is responsible for selecting and recommending director candidates and will consider nominees recommended by stockholders. If you wish to have the Board consider a nominee for director, you must send a written notice to our Corporate Secretary at the address provided above and include the information required by our amended bylaws and discussed on page 5 of this proxy statement.

Availability of Annual Report on Form 10-K

SEC rules require us to provide an Annual Report to stockholders who receive this proxy statement. Additional copies of our Annual Report for the fiscal year ended December 31, 2023, including the financial statements and the financial statement schedules, are available without charge to stockholders upon written request to Corporate Secretary, Mammoth Energy Services, Inc., 14201 Caliber Drive Suite 300, Oklahoma City, Oklahoma 73134 or via the Internet at www.mammothenergy.com. We will furnish the exhibits to our Annual Report on Form 10-K upon payment of our copying and mailing expenses.

Householding

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces our mailing and printing expenses.

If you would like to receive your own set of the annual report and proxy statement this year or in future years, follow the instructions described below and we will promptly send a separate copy of the annual report and proxy statement to you. Similarly, if you share an address with another Mammoth stockholder and together both of you would like to receive in the future only a single annual report and proxy statement, follow these instructions:

•If your shares of our common stock are registered in your own name, please contact our transfer agent, Computershare Trust Company, N.A., and inform them of your request by calling their toll-free number: (800) 962-4284 or by mail: Computershare Trust Company, N.A., 250 Royall Street, Canton, MA 02021.
•If a broker or other nominee holds your shares, please contact your broker or nominee.

Other Matters

The Board does not intend to present any other items of business other than those stated in the Notice of Annual Meeting of Stockholders. If other matters are properly brought before the meeting, the persons named as your proxies will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

Forward-Looking Statements

This proxy statement contains forward-looking statements. All statements contained in this proxy statement other than statements of historical fact, including any statements regarding our future results of operations and financial position, our business strategy and plans and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and liquidity. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in our Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent filings we make with the SEC, including those to be filed by us before the date of our Annual Meeting. Moreover, we operate in very competitive and rapidly changing industries. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results or to differ materially from those discussed in any of our forward-looking statements. In addition, some of our sustainability goals, in particular those related to environmental matters, are based on our current expectations that may turn out to be inaccurate. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We undertake no obligation to revise or publicly update these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Annex A
Mammoth Energy Services, Inc.
Non-GAAP Financial Measures

Adjusted EBITDA

Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. We define Adjusted EBITDA as net loss before depreciation, depletion, amortization and accretion, gains on disposal of assets, net, impairment of goodwill, stock based compensation, interest expense and financing charges, net, other income, net (which is comprised of interest on trade accounts receivable and certain legal expenses) and provision for income taxes, further adjusted to add back interest on trade accounts receivable. We exclude the items listed above from net loss in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industries depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net loss or cash flows from operating activities as determined in accordance with GAAP or as an indicator of our operating performance or liquidity. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDA. Our computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. We believe that Adjusted EBITDA is a widely followed measure of operating performance and may also be used by investors to measure our ability to meet debt service requirements.

The following table provides a reconciliation of Adjusted EBITDA to the GAAP financial measure of net loss for periods indicated (in thousands):

	Twelve Months Ended
	December 31,
	2023	2022
Net loss	$(3,163)	$(619)
Depreciation, depletion, amortization and accretion expense	45,110	64,271
Gains on disposal of assets, net	(6,041)	(3,908)
Impairment of goodwill	1,810	—
Stock based compensation	1,345	923
Interest expense and financing charges, net	16,196	11,506
Other income, net	(42,015)	(40,912)
Provision for income taxes	12,297	13,607
Interest on trade accounts receivable	45,440	41,276
Adjusted EBITDA	$70,979	$86,144

Annex B
MAMMOTH ENERGY SERVICES, INC.
2024 EQUITY INCENTIVE PLAN

1.Purpose; Eligibility.
(a)General Purpose. The name of this plan is the Mammoth Energy Services, Inc. 2024 Equity Incentive Plan (as may be amended or amended and restated from time to time, the “Plan”). The purpose of the Plan is to enable Mammoth Energy Services, Inc., a Delaware corporation, or its permitted successors or assigns (the “Company”), and the other members of the Company Group to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company’s long range success and to provide incentives that are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company. The Plan was adopted by the Board of Directors of the Company (the “Board”) on April 29, 2024 to be effective as of the date the Plan is approved by the Company’s stockholders at the Company’s next annual meeting of stockholders on June 12, 2024 (such date, the “Effective Date”). The Plan replaces and supersedes the Mammoth Energy Services, Inc. 2016 Equity Incentive Plan (as amended, the “Prior Plan”) in its entirety. The Prior Plan shall terminate on the Effective Date, and no future awards may be granted thereunder after the Effective Date, provided that the Prior Plan shall continue to apply to awards granted under the Prior Plan prior to the Effective Date.
(b)Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of any member of the Company Group.
(c)Available Awards. The Administrator may, from time to time, grant the following Awards: (a) Incentive Stock Options, (b) Nonstatutory Stock Options, (c) Restricted Awards (Restricted Stock and Restricted Stock Units) (d) Stock Appreciation Rights, (e) Other Stock-Based Awards, and (f) Other Cash-Based Awards.
2.Definitions.
(a)“Administrator” means the Board or the Committee.
(b)“Affiliate” means with respect to any Person, any other Person which, directly or indirectly, is controlling, controlled by or under common control with such Person. For purposes of this definition, “control” of a Person (including the terms “controlled by” and “under common control with”) means the power, directly or indirectly, to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, the ability to exercise voting power, or by contract or otherwise.
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(c)“Award” means, individually or collectively, any Incentive Stock Option, Nonstatutory Stock Option, Restricted Award (Restricted Stock and Restricted Stock Units), Stock Appreciation Right, Other Stock-Based Award or Other Cash-Based Award.
(d)“Award Agreement” means a written agreement between the Company and a holder of an Award evidencing the terms and conditions of an individual Award grant. Each Award Agreement will be subject to the terms and conditions of the Plan and need not be identical.
(e)“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person will be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time, the satisfaction of performance goals, or both. The term “Beneficial Ownership” has a corresponding meaning.
(f)“Board” has the meaning set forth in Section 1.
(g)“Cashless Exercise” has the meaning set forth in Section 6(c).
(h)“Cause” means, (i) with respect to any Participant who is a party to an employment or service agreement with any member of the Company Group and such agreement provides for a definition of Cause, Cause as defined therein and (ii) with respect to all other Participants, unless otherwise determined by the Administrator and set forth in an Award Agreement, (1) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to any member of the Company Group, (2) conduct tending to bring any member of the Company Group into substantial public disgrace, or disrepute, (3) gross negligence or willful misconduct with respect to any member of the Company Group or (4) a material violation of state or federal securities laws. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant’s Continuous Service has been terminated for Cause.
(i)“Change in Control” means:
(i)The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions occurring within a 12-month period, of all or substantially all of the assets of the Company to any Person, where “substantially all” means assets of the Company having a total gross fair market value equal to 40% or more of the total gross fair market value of all of the Company’s assets immediately before such transaction or series of transactions;
(ii)The Incumbent Directors cease for any reason to constitute a majority of the Board;
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(iii)The adoption of a plan relating to the liquidation or dissolution of the Company;
(iv)Any Person, other than Wexford, acquires stock of the Company that results in such Person holding Beneficial Ownership of stock of the Company possessing more than 50% of the total fair market value or the total voting power of the Company; or
(v)Any Person, other than Wexford, acquires, over a 12-month period, Beneficial Ownership of stock of the Company possessing 30% or more of the total voting power of the Company.
The foregoing notwithstanding, a transaction will not constitute a Change in Control if (1) its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the Persons who held the Company’s securities immediately before such transaction; (2) it constitutes an initial public offering or a secondary public offering that results in any security of the Company being listed (or approved for listing) on any securities exchange or designated (or approved for designation) as a security on an interdealer quotation system; (3) it constitutes a change in Beneficial Ownership that results from a change in ownership of an existing stockholder; or (4) solely because 50% or more of the total voting power of the Company’s then outstanding securities is acquired by (A) a trustee or other fiduciary holding securities under one or more employee benefit Plans of the Company or any Affiliate, or (B) any company that, immediately before such acquisition, is owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock in the Company immediately before such acquisition.
For purposes of determining the occurrence of a Change in Control under this Section 2(i), the term “Person” shall include one or more Persons acting as a group, as determined under Treas. Regs. §1.409A-3(i)(5)(v)(B).
Notwithstanding the foregoing, with respect to the payment of any amount that constitutes a “deferral of compensation” subject to Section 409A of the Code payable upon a Change in Control, a Change in Control shall not be deemed to have occurred, unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code.
(j)“Code” means the Internal Revenue Code of 1986, as amended.
(k)“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3(e).
(l)“Common Stock” means the common stock, $0.01 par value per share of the Company.
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(m)“Company” has the meaning set forth in Section 1.
(n)“Company Group” means, collectively, the Company, its Subsidiaries and any parent corporation of the Company, whether now or hereafter existing as such term is defined in Section 424(e) of the Code.
(o)“Consultant” means any natural person who provides bona fide consulting or advisory services who is not a Director and who is compensated for such services or who provides or has provided bona fide services to any member of the Company Group pursuant to a written agreement (or a wholly owned alter ego entity of the natural person providing such services of which such person is an employee, stockholder, or partner), and who is designated as eligible by the Administrator.
(p)“Continuous Service” means that the Participant’s service with a member of the Company Group, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service will not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company Group as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, so long as there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of a Subsidiary or a Director will not constitute an interruption of Continuous Service. The Administrator or its delegate, in its sole discretion, may determine whether Continuous Service will be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.
(q)“Data” has the meaning set forth in Section 10(d).
(r)“Date of Grant” means, if the key terms and conditions of the Award are communicated to the Participant within a reasonable period following the Administrator’s action, the date on which the Administrator adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award and from which the Participant begins to benefit from or be adversely affected by subsequent changes in the Fair Market Value of the Common Stock or, if a subsequent date is set forth in such resolution, or determined by the Administrator, as the Date of Grant, then such date as is set forth in such resolution. In any situation where the terms of the Award are subject to negotiation with the Participant, the Date of Grant will not be earlier than the date the key terms and conditions of the Award are communicated to the Participant.
(s)“Detrimental Activity” means: (i) violation of the terms of any agreement with any member of the Company Group concerning non-disclosure, confidentiality, intellectual property, privacy or exclusivity; (ii) disclosure of the Company Group’s confidential information to anyone outside the Company Group, without prior written authorization from the Company, or in conflict with the interests of the Company, whether the confidential information was acquired
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or disclosed by the Participant during or after employment or service with any member of the Company Group; (iii) failure or refusal to disclose promptly or assign to the Company or any other member of the Company Group all right, title and interest in any invention, work product or idea, patentable or not, made or conceived by the Participant during employment or service with any member of the Company Group, relating in any manner to the interests of the Company Group or, the failure or refusal to do anything reasonably necessary to enable any member of the Company Group to secure a patent where appropriate in the United States and in other countries; (iv) activity that is discovered to be grounds for or results in termination of the Participant's employment or service for Cause; (v) any breach of a restrictive covenant contained in any employment or service agreement, Award Agreement or other agreement between the Participant and a member of the Company Group, during any period for which a restrictive covenant prohibiting Detrimental Activity, or other similar conduct or act, is applicable to the Participant during or after employment or service with the Company Group; (vi) any attempt directly or indirectly to induce any Employee of a member of the Company Group to be employed or perform services or acts in conflict with the interests of the Company Group; (vii) any attempt, in conflict with the interests of the Company Group, directly or indirectly, to solicit the trade or business of any current or prospective customer, client, supplier or partner of any member of the Company Group; (viii) the conviction of, or guilty plea entered by, the Participant for any felony or a crime involving moral turpitude whether or not connected with the Company Group; or (ix) the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company Group.
(t)“Director” means a member of the Board.
(u)“Disability” means the Participant’s inability to substantially perform his or her duties to the Company or any other member of the Company Group by reason of a medically determinable physical or mental impairment that is expected to last for a period of six months or longer or to result in death; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6(a) hereof, the term Disability has the meaning ascribed to it under Code Section 22(e)(3). The Administrator will determine whether an individual has a Disability under procedures established by the Administrator. Except in situations where the Administrator is determining Disability within the meaning of Code Section 22(e)(3) for purposes of the term of an Incentive Stock Option pursuant to Section 6(a) hereof, the Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any other member of the Company Group in which a Participant participates.
(v)“Effective Date” has the meaning set forth in Section 1.
(w)“Employee” means any person employed by a member of the Company Group. Mere service as a Director or payment of a director’s fee by a member of the Company Group is not sufficient to constitute “employment” by such member of the Company Group.
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(x)“Established Securities Market” means a national securities exchange that is registered under Section 6 of the Exchange Act; a foreign national securities exchange that is officially recognized, sanctioned, or supervised by a governmental authority; and any over-the-counter market that is reflected by the existence of an interdealer quotation system.
(y)“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(z)“Exercise Price” has the meaning set forth in Section 6(b).
(aa)“Fair Market Value” means, as of any date, the value of the Common Stock determined using a method consistent with the definition of fair market value found in Treas. Regs. §1.409A-1(b)(5)(iv) and any regulatory interpretations promulgated thereunder and will be determined using a method that is a presumptively reasonable valuation method thereunder, as determined below.
(i)On any date on which shares of Common Stock are readily tradable on an Established Securities Market, if the Common Stock is admitted to trading on an exchange or market for which closing prices are reported on any date, Fair Market Value may be determined based on the last sale before or the first sale after the Date of Grant of an Award, the closing price on the trading day before the Date of Grant of an Award or on the Date of Grant; or may be based on an average selling price during a specified period that is within 30 days before or 30 days after the Date of Grant of an Award, provided that the commitment to grant an Award based on such valuation method must be irrevocable before the beginning of the specified period, and such valuation method must be used consistently for grants of Awards under the same and substantially similar programs.
(ii)If the Common Stock is readily tradable on an Established Securities Market but closing prices are not reported, Fair Market Value may be determined based upon the average of the highest bid and lowest asked prices of the Common Stock reported on the trading day before the Date of Grant of an Award or on the Date of Grant; or may be based upon an average of the highest bid and lowest asked prices during a specified period that is within 30 days before or 30 days after the Date of Grant of an Award, provided that the commitment to grant an Award based on such valuation method must be irrevocable before the beginning of the specified period, and such valuation method must be used consistently for grants of Awards under the same and substantially similar programs.
(iii)If the Common Stock is not readily tradable on an Established Securities Market, the Administrator will determine the Fair Market Value through the reasonable application of a reasonable valuation method based on the facts and circumstances as of the valuation date, including, at the election of the Administrator, by an independent appraisal that meets the requirements of Code Section 401(a)(28)(C) and the regulations promulgated thereunder as of a date that is no more than 12 months before the relevant transaction to which the valuation is applied (for example, an Option’s Date of Grant) and such determination will be conclusive and binding on all persons.
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(ab)“Free Standing SAR” has the meaning set forth in Section 7(b)(i).
(ac)“Good Reason” shall have the meaning ascribed to such term in any then-existing employment or service agreement between the Participant and a member of the Company Group and shall include the process contained therein for such termination or, in the absence of such an employment or service agreement (or the absence of any definition of “Good Reason” contained therein), Good Reason shall not apply unless otherwise determined by the Administrator and set forth in the applicable Award Agreement.
(ad)“Immediate Family Member” has the meaning set forth in Section 10(a).
(ae)“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(af)“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) will be an Incumbent Director. No individual initially elected or nominated as a Director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board will be an Incumbent Director.
(ag)“Insider” means an individual subject to Section 16 of the Exchange Act and includes an Officer, a Director, or any other person who is directly or indirectly the Beneficial Owner of more than 10% of any class of any equity security of the Company (other than an exempted security) that is registered pursuant to Section 12 of the Exchange Act.
(ah)“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.
(ai)“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
(aj)“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(ak)“Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.
(al)“Other Cash-Based Award” means an Award that is granted under Section 7(d) and is denominated in cash.
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(am)“Other Stock-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock or Restricted Stock Unit, that is granted under Section 7(c) and is (i) payable by delivery of shares of Common Stock and/or (ii) measured by reference to the value of shares of Common Stock.
(an)“Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(ao)“Permitted Transferee” has the meaning set forth in Section 10(a).
(ap)“Person” means an individual, partnership, limited liability company, corporation, association, joint stock company, trust, joint venture, labor organization, unincorporated organization, governmental entity or political subdivision thereof, or any other entity, and includes a syndicate or group as such terms are used in Section 13(d)(3) or 14(d)(2) of the Exchange Act.
(aq)“Plan” has the meaning set forth in Section 1.
(ar)“Prior Plan” has the meaning set forth in Section 1.
(as)“Prior Plan Awards” means (i) any awards under the Prior Plan that are outstanding on the Effective Date, and that, on or after the Effective Date, are forfeited, expire or canceled or otherwise terminated; and (ii) any shares subject to awards relating to Common Stock under the Prior Plan that are settled in cash on or after the Effective Date, but solely to the extent that such awards, by their terms, could have been settled in shares of Common Stock.
(at)“Prohibited Personal Loan” means any direct or indirect extension of credit or arrangement of an extension of credit to a Director or Officer (or equivalent thereof) by any member of the Company Group or an Affiliate of the Company that is prohibited by Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Exchange Act).
(au)“Restricted Award” means any Award granted pursuant to Section 7(a), including Restricted Stock and Restricted Stock Units.
(av)“Restricted Period” has the meaning set forth in Section 7(a).
(aw)“Restricted Stock” has the meaning set forth in Section 7(a).
(ax)“Restricted Stock Unit” has the meaning set forth in Section 7(a).
(ay)“Right of Repurchase” means the Company’s option to repurchase unvested Common Stock acquired under the Plan upon the Participant’s termination of Continuous Service pursuant to Section 10(f).
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(az)“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3.
(ba)“Securities Act” means the Securities Act of 1933, as amended.
(bb)“Share Reserve” has the meaning set forth in Section 4(a).
(bc)“Stock Appreciation Right” or “SAR” means the right pursuant to an Award granted under Section 7(b) to receive an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Common Stock covered by such right or such portion thereof, over (B) the aggregate Strike Price of such right or such portion thereof.
(bd)“Stock for Stock Exchange” has the meaning set forth in Section 6(c).
(be)“Strike Price” means the threshold value per share of Common Stock, the excess over which will be payable upon exercise of a Stock Appreciation Right, as determined by the Administrator pursuant to Section 7(b)(iv) and set forth in the Award Agreement for a Stock Appreciation Right.
(bf)“Substitute Awards” has the meaning set forth in Section 4(d).
(bg)“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(bh)“Surviving Entity” means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the entity existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company will be the Surviving Entity. In making the determination of ownership by the stockholders of an entity immediately after the merger, consolidation or similar transaction, equity securities that the stockholders owned immediately before the merger, consolidation or similar transaction as stockholders of another party to the transaction will be disregarded. Further, outstanding voting securities of an entity will be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time whether or not contingent on the satisfaction of performance goals) into shares entitled to vote.
(bi)“Tandem SAR” has the meaning set forth in Section 7(b)(i).
(bj)“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of any member of the Company Group.
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(bk)“Wexford” means Wexford Capital LP, a Delaware limited partnership, and any individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture or unincorporated organization that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with Wexford Capital LP. For this purpose “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of another, whether through ownership of voting securities, by contract or otherwise.
3.Administration.
(a)Administration by Board. The Plan will be administered by the Board unless and until the Board delegates administration to a Committee, as provided in Section 3(e).
(b)Authority of Administrator. The Administrator will have the power and authority to select Participants and grant Awards pursuant to the terms of the Plan.
(c)Specific Authority. In particular, the Administrator will have the authority to: (i) construe and interpret the Plan and apply its provisions; (ii) promulgate, amend, and rescind rules and regulations relating to the administration of the Plan; (iii) authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (iv) delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Insiders, provided such delegation is pursuant to a resolution that specifies the total number of shares of Common Stock that may be subject to Awards by such Officer and such Officer may not make an Award to himself or herself; (v) determine when Awards are to be granted under the Plan; (vi) select, subject to the limitations set forth in the Plan, those Participants to whom Awards will be granted; (vii) determine the number of shares of Common Stock to be made subject to each Award; (viii) determine whether each Option is to be an Incentive Stock Option or a Nonstatutory Stock Option; (ix) prescribe the terms and conditions of each Award, including, without limitation, the Strike Price or Exercise Price and medium of payment, vesting provisions and Right of Repurchase provisions, and to specify the provisions of the Award Agreement relating to such grant or sale; (x) subject to restrictions applicable under Section 12(d), amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, the purchase price, Exercise Price or Strike Price, or the term of any outstanding Award; provided, however, that if any such amendment materially and adversely impairs a Participant’s rights or increases a Participant’s obligations under his or her Award, such amendment shall also be subject to the Participant’s consent (for the avoidance of doubt, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options or SARs, the difference between the Fair Market Value of the Common Stock subject to an Option or SAR and the Exercise Price or Strike Price, will not constitute an impairment of the Participant’s rights that requires consent); (xi) determine the duration and purpose of leaves of absences that may be granted to a Participant without constituting termination of their Continuous Service for purposes of the Plan, which periods will be no shorter than the periods generally applicable to Employees
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under the Company’s employment policies or as required under applicable law; (xii) subject to Section 11, make decisions with respect to outstanding Awards that may become necessary upon a Change in Control or an event that triggers capital adjustments; (xiii) correct any defect or supply any omission with respect to the Plan, any Award Agreement or an Award granted under the Plan; and (xiv) to exercise discretion to make any and all other determinations that it may determine to be necessary or advisable for administration of the Plan.
(d)Decisions Final. All decisions made by the Administrator pursuant to the provisions of the Plan will be final and binding on the Company and the Participants (and their respective beneficiaries and estate), unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.
(e)The Committee.
(i)General. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” will apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board or the Administrator will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, consistent with the provisions of the Plan, as the Board may adopt. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee will be appointed by and serve at the pleasure of the Board. The Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without Cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and will keep minutes of all of its meetings. Subject to the limitations prescribed by the Plan and the Board, the Committee will establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.
(ii)Committee Composition when Common Stock is Registered. Whenever the Common Stock is required to be registered under Section 12 of the Exchange Act, in the discretion of the Board, a Committee may consist solely of two or more Non-Employee Directors. The Board will have discretion to determine whether or not it intends to comply with the exemption requirement of Rule 16b-3. If, however, the Board intends to satisfy such exemption requirement, with respect to Awards to any Officer, Director or other Insider, the Committee must at all times consist solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to
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eligible persons who are not then Insiders. Nothing herein is intended to create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.
(f)Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Company shall indemnify the Administrator against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Administrator in settlement thereof (subject, however, to the Company’s approval of the settlement, which approval the Company shall not unreasonably withhold) or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it is adjudged in such action, suit or proceeding that the Administrator did not act in good faith, did not act in a manner that such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was lawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or Committee member shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.
4.Shares Subject to the Plan.
(a)Share Reserve. Subject to the provisions of Section 11(a) relating to adjustments upon changes in Common Stock, Section 4(d) relating to Substitute Awards, and subject to increase by any Prior Plan Awards eligible for reuse pursuant to Section 4(b), the maximum aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan is 2,000,000 shares of Common Stock (the “Share Reserve”), all of which may be used for Incentive Stock Options or any other Awards. Awards for fractional shares of Common Stock may not be issued under the terms of the Plan.
(b)Reversion of Shares to the Share Reserve. If any Award under this Plan or any Prior Plan Awards for any reason is forfeited, cancelled, expires or otherwise terminates, in whole or in part, the number of shares covered by the Award or Prior Plan Award so forfeited, cancelled, expired or otherwise terminated, will revert to and again become available for issuance under the Plan. If the Company reacquires shares of Common Stock issued under the Plan pursuant to the terms of any forfeiture provision, including the Right of Repurchase of unvested Common Stock under Section 10(e), such shares will again be available for purposes of the Plan. Each share of Common Stock subject to any Award granted hereunder or any Prior Plan Award will be counted against the Share Reserve on the basis of one share of Common Stock for every share of Common Stock subject thereto. Notwithstanding anything herein to the contrary, shares of Common Stock used to pay the required Exercise Price or tax obligations, or
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shares not issued in connection with settlement of an Option or SAR or that are used or withheld to satisfy tax obligations of the Participant will not be available again for other Awards under the Plan. Awards or portions thereof that are settled in cash and not in shares of Common Stock will not be counted against the foregoing maximum share limitations.
(c)Source of Shares. The shares of Common Stock subject to the Plan may be authorized but unissued Common Stock or reacquired Common Stock, bought on the market, pursuant to any forfeiture provision, Right of Repurchase or otherwise.
(d)Substitute Awards. Awards may, in the sole discretion of the Administrator, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines (“Substitute Awards”). The number of shares of Common Stock underlying any Substitute Awards shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan, except that shares of Common Stock acquired by exercise of substitute Incentive Stock Options will count against the maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, to the extent permitted by stock exchange requirements, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Common Stock authorized for grant under the Plan (and shares of Common Stock subject to such Awards shall not be added to the shares of Common Stock available for Awards under the Plan as provided above); provided, that, Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Directors, Officers, Employees or Consultants prior to such acquisition or combination.
5.Eligibility.
(a)Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.
(b)Ten Percent Stockholders. An Incentive Stock Option granted to a Ten Percent Stockholder must have an Exercise Price no less than 110% of the Fair Market Value of the Common Stock at the Date of Grant and must not be exercisable after the expiration of five years from the Date of Grant
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(c)Grant Limitation. Subject to the provisions of Section 11(a) relating to adjustments upon changes in the shares of Common Stock, no Person will be eligible to be granted Awards covering more than the lessor of: (A) 1,500,000 shares of Common Stock, or (B) a number of shares of Common Stock with an aggregate Fair Market Value on the Date of Grant not to exceed $1,500,000, in the aggregate during any calendar year.
(d)Directors Awards.
(i)Each Director of the Company will be eligible to receive discretionary grants of Awards under the Plan. If the Board or the compensation committee of the Board separately has adopted or in the future adopts a compensation policy covering some or all Directors that provides for a predetermined formula grant that specifies the type of Award, the timing of the Date of Grant and the number of shares to be awarded under the terms of the Plan, such formula grant will be incorporated by reference and will be administered as if such terms were provided under the terms of the Plan without any requirement that the Administrator separately take action to determine the terms of such Awards.
(ii)Subject to the provisions of Section 11(a) relating to adjustments upon changes in the shares of Common Stock, the aggregate dollar value of Awards (calculated as the Date of Grant fair value of such Awards for financial reporting purposes) granted under this Plan and cash compensation granted under this Plan or otherwise paid by the Company during any calendar year to any one Non-Employee Director shall not exceed $300,000, rounded up to the nearest full share of Common Stock. The foregoing limit shall not count any Tandem SARs (as defined in Section 7(b)(i)).
6.Option Provisions.
Each Option will be in such form and will contain such terms and conditions as the Administrator deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company will have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time. In no event shall dividends, dividend equivalents or similar payments be payable with respect to an Option. The provisions of separate Options need not be identical, but each Option will include (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:
(a)Term. Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, no Option will be exercisable after the expiration of 10 years from the Date of Grant.
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(b)Exercise Price. Except as otherwise provided by the Administrator in the case of Substitute Awards, the exercise price per share of Common Stock for each Option (the “Exercise Price”) will not be less than 100% of the Fair Market Value of such share of Common Stock on the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, the Exercise Price will be no less than 110% of the Fair Market Value per share of Common Stock on the Date of Grant. Notwithstanding the foregoing, an Option granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code, as if the Option was a statutory stock option, may be granted with an Exercise Price lower than the Fair Market Value per share on the Date of Grant.
(c)Consideration. The Participant will pay the Exercise Price of Common Stock acquired pursuant to an Option, to the extent permitted by applicable statutes and regulations, either (i) in cash, wire transfer or by certified or bank check at the time the Option is exercised or (ii) in the Administrator’s discretion, and upon such terms as the Administrator approves: (1) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock held by the Participant that have a Fair Market Value on the date of attestation equal to the Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (2) during any period for which the Common Stock is readily tradable on an Established Securities Market, by a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a “Cashless Exercise”); (3) subject to the discretion of the Administrator, upon such terms as the Administrator shall approve, by notice of exercise including a statement directing the Company to retain such number of shares of Common Stock from any transfer to the Participant (“Stock Withholding”) that otherwise would have been delivered by the Company upon exercise of the Option having a Fair Market Value equal to all or part of the exercise price of such Option exercise, or (4) in any other form of legal consideration that may be acceptable to the Administrator. Unless the Administrator determines otherwise, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other shares of Common Stock acquired, directly or indirectly from the Company, will be paid only by shares of Common Stock of the Company that have been held for more than six months (or such other period of time as may be required to avoid a charge to earnings for financial accounting purposes). Unless otherwise provided in the terms of an Award Agreement, payment of the Exercise Price by a Participant who is an Insider in the form of a Stock for Stock Exchange is subject to pre-approval by the Administrator, in its sole discretion. The Administrator shall document any such pre-approval in a manner that complies with the specificity requirements of Rule 16b-3, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Options involved in the transaction.
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(d)Vesting. Options shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Administrator and set forth in applicable Award Agreement.
(e)Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment or service agreement the terms of which have been approved by the Administrator, if a Participant’s Continuous Service terminates (other than upon the Participant’s death or Disability or termination by the Company for Cause), the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination) but only within such period ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Participant does not exercise his or her Option within the time specified in the Award Agreement, the Option will terminate. Unless otherwise provided in an Award Agreement or in an employment or service agreement the terms of which have been approved by the Administrator, or as otherwise provided in Sections 6(f), (g) and (h), outstanding Options that are not exercisable at the time a Participant’s Continuous Service terminates for any reason other than for Cause (including a Participant’s death or Disability) will be forfeited and expire at the close of business on the date of such termination. If the Participant’s Continuous Service terminates for Cause, all outstanding Options (whether or not vested) will be forfeited and expire as of the beginning of business on the date of such termination for Cause.
(f)Extension of Termination Date. An Award Agreement may also provide that if the exercise of the Option following the termination of the Participant’s Continuous Service for any reason (other than upon the Participant’s death or Disability or termination by the Company for Cause) would violate any applicable federal, state or local law, the Option will terminate on the earlier of (i) the expiration of the term of the Option in accordance with Section 6(a) or (ii) the date that is 30 days after the exercise of the Option would no longer violate any applicable federal, state or local law.
(g)Disability. Unless otherwise provided in an Award Agreement, or in an employment or service agreement the terms of which have been approved by the Administrator, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date 12 months following such termination or (ii) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option will terminate.
(h)Death. Unless otherwise provided in an Award Agreement, or in an employment or service agreement the terms of which have been approved by the Administrator, if a Participant’s Continuous Service terminates as a result of the Participant’s death, then the Option may be exercised (to the extent the Participant was entitled to exercise such Option as of the date
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of death) by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant’s death, but only within the period ending on the earlier of (i) the date 12 months following the date of death or (ii) the expiration of the term of such Option as set forth in the Award Agreement. If, after death, the Option is not exercised within the time specified herein, the Option will terminate.
(i)Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value of Common Stock on the Date of Grant with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) will be treated as Nonstatutory Stock Options.
(j)Early Exercise. An Option may, but need not, include a provision whereby the Participant may elect at any time before the Participant’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. In such case, the shares of Common Stock acquired on exercise shall be subject to the vesting schedule that otherwise would apply to determine the exercisability of the Option. Any unvested shares of Common Stock so purchased may be subject to any other restriction the Administrator determines to be appropriate.
(k)Transfer, Approved Leave of Absence. For purposes of Incentive Stock Options, no termination of employment by an Employee will be deemed to result from either (i) a transfer of employment from a Subsidiary to the Company or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary; or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the period of such leave does not exceed three months or, if longer, the Employee’s right to re-employment is guaranteed either by a statute or by contract.
(l)Disqualifying Dispositions. Any Participant who makes a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Date of Grant of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option will be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.
7.Provisions of Awards Other Than Options.
(a)Restricted Awards. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units having a value equal to the Fair Market Value of an identical number of shares of Common Stock (“Restricted Stock Units”), which may, but need not, provide that such Restricted Award may not be sold, assigned,
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transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Administrator shall determine. Each Restricted Award will be in such form and will contain such terms, conditions and Restricted Periods as the Administrator deems appropriate. Subject to the terms and conditions set forth in the Plan and the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder of the Company as to such Restricted Stock. To the extent Restricted Stock is forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares of Common Stock and as a stockholder of the Company with respect thereto shall terminate without further obligation on the part of the Company. A Participant shall have no rights or privileges as a stockholder of the Company as to Restricted Stock Units and no Participant shall be entitled to receive dividend equivalents in respect of Restricted Stock Units unless specifically provided for in an Award Agreement and only to the extent such Restricted Stock Unit is vested. The terms and conditions of the Restricted Award may change from time to time, and the terms and conditions of separate Restricted Awards need not be identical, but each Restricted Award must include (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:
(i)Purchase Price. The purchase price of Restricted Awards, if any, will be determined by the Administrator, and may be stated as cash, property, prior or future services. Shares of Common Stock acquired in connection with any Restricted Award may be issued for such consideration, having a value not less than the par value thereof, as determined from time to time by the Administrator.
(ii)Consideration. The Participant shall pay the consideration for Common Stock acquired pursuant to the Restricted Award either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, a recourse promissory note, a Stock for Stock Exchange, or prior or future services that the Administrator determines have a value at least equal to the Fair Market Value of such Common Stock. Notwithstanding the foregoing, payment with a promissory note or other transaction by a Participant that involves or may involve a Prohibited Personal Loan is prohibited with respect to any Restricted Award under the Plan.
(iii)Vesting/Settlement. The Restricted Award and any shares of Common Stock acquired under the Restricted Award may, but need not, be subject to a Restricted Period that specifies a Right of Repurchase in favor of the Company, or forfeiture in the event the consideration was in the form of services, in accordance with a vesting schedule to be determined by the Administrator. Restricted Awards shall vest and/or settle in such manner and on such date or dates or upon such event or events as determined by the Administrator and set forth in the applicable Award Agreement.
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(iv)Termination of Participant’s Continuous Service. Unless otherwise provided in a Restricted Award or in an employment or service agreement the terms of which have been approved by the Administrator, if a Participant’s Continuous Service terminates for any reason, the Company may exercise its Right of Repurchase or otherwise reacquire, or the Participant shall forfeit the unvested portion of a Restricted Award acquired in consideration of services, and any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Award will be forfeited and the Participant will have no rights with respect to the Award.
(v)Section 83(b) Election; Concurrent Tax Payment. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which such participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof. The Administrator, in its sole discretion, may (but will not be required to) provide for payment of a concurrent cash award in an amount equal, in whole or in part, to the estimated after tax amount required to satisfy applicable federal, state or local tax withholding obligations arising from the receipt and deemed vesting of Restricted Stock for which an election under Section 83(b) of the Code may be required.
(vi)Lapse of Restrictions. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator (including, without limitation, the Participant’s satisfaction of applicable tax withholding obligations attributable to the Award), the restrictions applicable to the Restricted Award will lapse and a stock certificate (or, if applicable, a notice evidencing a book entry notation) for the number of shares of Common Stock with respect to which the restrictions have lapsed will be delivered, free of any restrictions except those that may be imposed by law, the terms of the Plan or the terms of a Restricted Award, to the Participant or the Participant’s beneficiary or estate, as the case may be, unless such Restricted Award is subject to a deferral condition that complies with Code Section 409A and the regulations and interpretive authority issued thereunder as may be allowed or required by the Administrator in its sole discretion. Dividends, if any, that may have been withheld by the Administrator and attributable to the Restricted Stock shall be distributed (without interest) to the Participant in cash or in shares of Common Stock having a Fair Market Value (on the date of distribution) (or a combination of cash and shares of Common Stock) equal to the amount of such dividends, upon the vesting of the Restricted Stock (but in no event later than the seventy-fourth (74th) day thereafter) and, if such Restricted Stock is forfeited, the Participant shall have no right to such dividends. Notwithstanding anything herein to the contrary, in no event shall dividends be paid on shares of Restricted Stock prior to the vesting of such Restricted Stock. The Company will not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the Fair Market Value of such fractional share in cash to the Participant or the Participant’s beneficiary or estate, as the case may be. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the
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Company shall deliver to the Participant or his or her Permitted Transferee, without charge, one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that, the Administrator may, in its sole discretion, elect to (x) pay cash or part cash and part shares of Common Stock in lieu of delivering only shares of Common Stock in respect of such Restricted Stock Units or (y) defer the delivery of shares of Common Stock (or cash or part shares of Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period to the extent set forth in the Award Agreement or required by law, provided such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any federal, state, local and non-U.S. income, employment and any other applicable taxes required to be withheld.
(b)Stock Appreciation Rights.
(i)General. Stock Appreciation Rights may be granted either alone (“Free Standing SARs”) or, provided the requirements of Section 7(b)(ii) are satisfied, in tandem with all or part of any Option granted under the Plan (“Tandem SARs”). In the case of a Nonstatutory Stock Option, Tandem SARs may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Tandem SARs may be granted only at the time of the grant of the Incentive Stock Option. In no event shall dividends, dividend equivalents or similar payments be payable with respect to Stock Appreciation Rights.
(ii)Grant Requirements. A Stock Appreciation Right may only be granted if it does not provide for the deferral of compensation within the meaning of Code Section 409A. A Stock Appreciation Right does not provide for a deferral of compensation if: (1) the Strike Price may never be less than the Fair Market Value per share of the underlying Common Stock on the Date of Grant, (2) the compensation payable under the Stock Appreciation Right can never be greater than the difference between the Strike Price and the Fair Market Value of the Common Stock on the date the Stock Appreciation Right is exercised, (3) the number of shares of Common Stock subject to the Stock Appreciation Right is fixed on the Date of Grant of the Stock Appreciation Right, and (4) the Stock Appreciation Right does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the SAR.
(iii)Exercise and Payment. Upon delivery to the Administrator of a written request to exercise a Stock Appreciation Right the holder of such SAR will be entitled to receive from the Company, an amount equal to the product of (1) the excess of the Fair Market Value, on the date of such exercise, of one share of Common Stock over the Strike Price per share specified in such Stock Appreciation Right or its related Option; multiplied by (2) the number of shares for which such Stock Appreciation Right is exercised. Payment with respect to the exercise of a Stock Appreciation Right will be paid on the date of exercise and made in shares of Common
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Stock valued at Fair Market Value on the date of exercise. Payment may be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), cash or a combination thereof, as determined by the Administrator in its sole discretion.
(iv)Strike Price. The Administrator will determine the Strike Price of a Free Standing SAR, which, except as otherwise provided by the Administrator in the case of Substitute Awards, may not be less than 100% of the Fair Market Value per share of Common Stock on the Date of Grant of such Stock Appreciation Right. The Strike Price of a Tandem SAR granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto will be the Exercise Price of the related Option. A Tandem SAR will be transferable only upon the same terms and conditions as the related Option, and will be exercisable only to the same extent as the related Option; provided, however, that a Tandem SAR, by its terms, will be exercisable only when the Fair Market Value per share of Common Stock subject to the Tandem SAR and related Option exceeds the Strike Price per share thereof.
(v)Reduction in the Underlying Option Shares. Upon any exercise of a Stock Appreciation Right, the number of shares of Common Stock for which any related Option will be exercisable will be reduced by the number of shares for which the Stock Appreciation Right will have been exercised. The number of shares of Common Stock for which a Stock Appreciation Right will be exercisable will be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.
(vi)Written Request. Unless otherwise determined by the Administrator in its sole discretion, Stock Appreciation Rights will be settled in the form of Common Stock. If permitted in the Award Agreement, a Participant may request that any exercise of a Stock Appreciation Right be settled for cash, but a Participant will not have any right to demand a cash settlement. A request for cash settlement may be made only by a written request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within 30 days of the receipt by the Company of a written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, the Administrator shall, in its sole discretion, either consent to or disapprove, in whole or in part, such written request. A written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise a Stock Appreciation Right for cash may provide that, if the Administrator disapproves such written request, such written request will be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock.
(vii)Disapproval by Administrator. If the Administrator disapproves in whole or in part any request by a Participant to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, such disapproval will not affect such Participant’s right to exercise such Stock Appreciation Right at a later date, to the
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extent that such Stock Appreciation Right will be otherwise exercisable, or to request a cash form of payment at a later date, provided that a request to receive cash upon such later exercise will be subject to the approval of the Administrator. Additionally, such disapproval will not affect such Participant’s right to exercise any related Option.
(c)Other Stock-Based Awards. The Administrator may, either alone or in connection with the grant of other Awards, grant Other Stock-Based Awards not otherwise described in the Plan that are payable in, valued in whole or in part by reference to, or are otherwise based on shares of Common Stock, including, but not limited to, dividend equivalent rights, as deemed by the Administrator consistent with the purpose of the Plan. Each Other Stock-Based Award granted under the Plan shall be evidenced by an Award Agreement, which agreement need not be the same for each Participant. Each Other Stock-Based Award so granted shall be subject to such terms, conditions and restrictions not inconsistent with the Plan as may be reflected in the applicable Award Agreement or otherwise. Other Stock-Based Awards shall vest and be delivered in such manner and on such date or dates or upon such event or events as determined by the Administrator.
(d)Other Cash-Based Awards. The Administrator may, either alone or in connection with the grant of other Awards, grant Other Cash-Based Awards not otherwise described in the Plan that are denominated in cash, as deemed by the Administrator consistent with the purpose of the Plan. Each Other Cash-Based Award granted under the Plan shall be evidenced by an Award Agreement, which agreement need not be the same for each Participant. Each Other Cash-Based Award so granted shall be subject to such terms, conditions and restrictions not inconsistent with the Plan as may be reflected in the applicable Award Agreement or otherwise. Other Cash-Based Awards shall vest and be delivered in such manner and on such date or dates or upon such event or events as determined by the Administrator.
8.Covenants of the Company.
(a)Availability of Shares. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.
(b)Securities Law Compliance. Each Award Agreement will provide that no shares of Common Stock may be purchased or sold thereunder unless and until any then applicable requirements of state, federal or applicable foreign laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock
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under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.
9.Use of Proceeds from Stock.
Proceeds from the sale of Common Stock pursuant to Awards will constitute general funds of the Company.
10.Miscellaneous.
(a)Non-Transferability.
(i)Each Award shall be exercisable only by such Participant to whom such Award was granted during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be sold, pledged, assigned, hypothecated, transferred or disposed of by a Participant in any manner other than by will or by the laws of descent and distribution and any such purported sale, pledge, assignment, hypothecation, transfer or disposition shall be void and unenforceable against the Company Group.
(ii)Notwithstanding the foregoing, the Administrator may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Administrator may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and the Participant’s Immediate Family Members; (C) a partnership or limited liability company whose only partners or shareholders are the Participant or the Participant’s Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement (each transferee described in clauses (A), (B) (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that, with respect to clauses (A) through (C), the Participant gives the Administrator advance written notice describing the terms and conditions of the proposed transfer and the Administrator notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.
(iii)The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the
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exercise of such Option if the Administrator determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Administrator or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s Continuous Service under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Permitted Transferee and the transferred Award, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.
(b)Stockholder Rights. Except as provided in Section 11(a) hereof or as otherwise provided in an Award Agreement, no Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until the Participant has satisfied all requirements for exercise, payment or delivery of the Award, as applicable, pursuant to its terms and no adjustment will be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date of issue of a Common Stock certificate (or, if applicable, a notice evidencing a book entry notation).
(c)No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company Group in the capacity in effect at the time the Award was granted or will affect the right of any member of the Company Group to terminate (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with a member of the Company Group or (iii) the service of a Director pursuant to the Bylaws of the Company or any other member of the Company Group, and any applicable provisions of the corporate law of the state in which the Company or any other member of the Company Group is incorporated, as the case may be.
(d)Data Privacy. As a condition for receiving any Award under the Plan, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 10(d) by and among the Company and its Subsidiaries and Affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and Affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any shares of Common Stock held in the Company or its Subsidiaries and Affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration
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and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Common Stock. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 10(d) in writing, without cost, by contacting the local human resources representative. Notwithstanding anything to the contrary contained herein or in any Award Agreement, to the extent permitted by applicable law, the Company may cancel the Participant’s ability to participate in the Plan and, in the Administrator’s sole discretion, the Participant may be required to forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 10(d). For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.
(e)Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Administrator, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that the Fair Market Value of shares of Common Stock withheld does not exceed the minimum amount of tax required to be withheld by law; (iii) delivering to the Company previously owned and unencumbered shares of Common Stock; or (iv) by execution of a recourse promissory note by a Participant. Notwithstanding the foregoing, payment of the tax withholding with a promissory note or other transaction by a Participant that involves or may involve a Prohibited Personal Loan is prohibited with respect to any Award. Unless otherwise provided in the terms of an Award Agreement, payment of the tax withholding by a Participant who is an Insider by delivering previously owned and unencumbered shares of Common Stock or in the form of share withholding is subject to pre-approval by the Administrator, in its sole discretion. The Administrator will document any such pre-approval in the case of a Participant who is an Officer, Director or other Insider in a manner that complies with the specificity requirements of Rule 16b-3, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Award involved in the transaction.
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(f)Right of Repurchase. Each Award Agreement may provide that, following a termination of the Participant’s Continuous Service, the Company may repurchase the Participant’s unvested Common Stock acquired under the Plan as provided in this Section 10(f) (the “Right of Repurchase”). The Right of Repurchase for unvested Common Stock will be exercisable at a price equal to the lesser of the purchase price at which such Common Stock was acquired under the Plan or the Fair Market Value of such Common Stock (if an Award is granted solely in consideration of past services without payment of any additional consideration, the unvested Common Stock will be forfeited without any repurchase). The Award Agreement may specify the period following a termination of the Participant’s Continuous Service during which the Right of Repurchase may be exercised.
11.Adjustments Upon Changes in Stock.
(a)Capitalization Adjustments. Notwithstanding any other provision in the Plan or any Award Agreement to the contrary, the following provisions shall apply to all Awards granted hereunder, in the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, liquidation, dissolution or sale, transfer, exchange or other disposition of all or substantially all of the Company’s assets or shares of Common Stock or other securities of the Company, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock or (ii) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting any member of the Company Group, or the financial statements of any member of the Company Group, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that, in either case, an adjustment is determined by the Administrator, in its sole discretion, to be necessary or appropriate, including to prevent the dilution or enlargement of rights granted to, or available for, Participants under the Plan, then the Administrator shall make any such adjustments or take any other action in such manner as it may deem equitable, including, without limitation, any or all of the following: adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company, and/or the number and/or kind of other securities or other property, that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Sections 4 and 5 of the Plan) and/or (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company, or the number, class and/or kind of other securities or other property, subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures. Notwithstanding the foregoing, in the case of any “equity restructuring” (within the meaning of ASC Topic 718) or any successor rule, the Administrator
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shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment provided under this Section 11(a) may provide for the elimination of any fractional share that might otherwise become subject to an Award. Any adjustments, substitution, determination of value or other determination made or action taken by the Administrator under this Section 11(a) shall be final, conclusive and binding for all purposes.
(b)Change in Control. Notwithstanding anything herein to the contrary, in connection with a Change in Control, the Administrator may provide for any one or more of the following:
(i)The assumption or substitution of any or all Awards in connection with such Change in Control, in which case the Awards shall be subject to the adjustment set forth in Section 11(a) hereof, and to the extent that such Awards vest subject to the achievement of performance criteria, such performance criteria shall be deemed earned at target level (or if no target is specified, the maximum level) and will be converted into solely service based vesting awards that will vest during the performance period, if any, during which the original performance criteria would have been measured;
(ii)The acceleration of vesting of any or all Awards not assumed or substituted in connection with such Change in Control, subject to the consummation of such Change in Control; provided that unless otherwise set forth in an Award Agreement, any Awards that vest subject to the achievement of performance criteria will be deemed earned at target level (or if no target is specified, the maximum level), provided, further, that a Participant has not experienced a termination of the Participant’s Continuous Service prior to such Change in Control;
(iii)The cancellation of any or all Awards not assumed or substituted in connection with such Change in Control (whether vested or unvested) as of the consummation of such Change in Control, together with the payment to the Participants holding vested Awards (including any Awards that would vest upon the Change in Control but for such cancellation) so canceled of an amount in respect of cancellation equal to an amount based upon the per-share consideration being paid for the Common Stock in connection with such Change in Control, less, in the case of Options and SARs, the applicable Exercise Price or Strike Price; provided, however, that holders of Options and SARs shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable Exercise Price or Strike Price is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the applicable Exercise Price or Strike Price, such Awards shall be canceled for no consideration;
(iv)The cancellation of any or all Options and SARs not assumed or substituted in connection with such Change in Control (whether vested or unvested) as of the consummation of such Change in Control; provided, that, all Options and SARs to be so canceled pursuant to this Section 11(b)(iv) shall first become exercisable for a period of at least
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ten days prior to such Change in Control, with any exercise during such period of any unvested Options or SARs to be (A) contingent upon and subject to the occurrence of the Change in Control, and (B) effectuated by such means as are approved by the Administrator; and
(v)The replacement of any or all Awards (other than Awards that are intended to qualify as “stock rights” that do not provide for a “deferral of compensation” within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Change in Control), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced and payment to be made within 30 days of the applicable vesting date.
Payments to holders pursuant to Section 11(b)(iii) above shall be made in cash or, in the sole discretion of the Administrator, and to the extent applicable, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the Award at such time (less any applicable Exercise Price or Strike Price). In addition, in connection with any Change in Control, prior to any payment or adjustment contemplated under this Section 11(b), the Administrator may require a Participant to (A) represent and warrant as to the unencumbered title to his or her Awards; (B) bear such Participant’s pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Stock; and (C) deliver customary transfer documentation as reasonably determined by the Administrator. The Administrator need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Administrator may take different actions with respect to the vested and unvested portions of an Award.
12.Amendment of the Plan and Awards.
(a)Amendment of Plan. The Board at any time may amend, suspend or terminate the Plan. However, except as provided in Section 11(a) relating to adjustments upon changes in Common Stock, no amendment will be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any applicable law or any securities exchange listing requirements. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.
(b)Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval. Notwithstanding anything herein to the contrary, no amendment shall be made to eliminate Section 12(d)(i) below without stockholder approval.
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(c)Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and to bring the Plan and Awards granted hereunder into compliance therewith. Notwithstanding the foregoing, neither the Board or the Committee nor the Company nor any of its Subsidiaries or Affiliates will have any liability to any Participant or any other Person as to any tax consequences expected, but not realized, by a Participant or any other person due to the receipt, exercise, or settlement of any Award granted hereunder.
(d)Amendment of Awards; No Repricing; No Impairment of Rights.
(i)The Administrator at any time may amend the terms of any one or more Awards. However, subject to Section 12(d)(ii), no amendment may materially and adversely impair rights of a Participant under any Award granted before such amendment. Notwithstanding anything in the Plan to the contrary, except as otherwise permitted under Section 11, in no event will the Administrator, without first obtaining approval by the stockholders of the Company: (1) decrease, whether through amendment, modification or otherwise, the Exercise Price of any Option or the Strike Price of any SAR; (2) accept for surrender to the Company any Option or SAR as consideration for the grant of a new Option with a lower Exercise Price or SAR with a lower Strike Price, other Award or cash payment, in each case, that is greater than the intrinsic value (if any) of the cancelled Option or SAR, as the case may be; (3) cancel any outstanding Option or SAR and replace it with a new Option or SAR, as applicable, with a lower Exercise Price or Strike Price, as applicable, other Award or cash payment, in each case, that is greater than the intrinsic value (if any) of the cancelled Option or SAR, as the case may be; (4) repurchase from Participants any outstanding Options that have an Exercise Price per share of Common Stock or outstanding SARs that have a Strike Price per share of Common Stock higher than the current Fair Market Value of a share of Common Stock; or (5) take any other action that is considered a “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted.
(ii)Except as provided in Section 11(a), no amendment of the Plan or an Award may materially and adversely impair rights of a Participant under any Award granted before such amendment unless (1) the Company requests the consent of the Participant and (2) the Participant consents in writing. For the avoidance of doubt, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options or Stock Appreciation Rights, the difference between the Fair Market Value and the Exercise Price or Strike Price, is not a material and adverse impairment of the Participant’s rights that requires consent of the Participant.
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13.General Provisions.
(a)Other Compensation Arrangements. Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
(b)Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company.
(c)International Participants. With respect to Participants who reside or work outside of the United States of America, the Administrator may, in its sole discretion, amend the terms of the Plan or outstanding Awards with respect to such Participants, or create sub-plans, in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for such Participants or any Subsidiary of the Company.
(d)Electronic Delivery. Any reference herein to a “written” agreement or document or “writing” will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled or authorized by the Company to which the Participant has access) to the extent permitted by applicable law.
(e)Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company and any other member of the Company Group and upon any other information furnished in connection with the Plan by any Person or Persons other than such member.
(f)Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with the Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Administrator may deem advisable.
(g)Cancellation and Rescission of Awards for Detrimental Activity.
(i)Upon exercise, payment or delivery pursuant to an Award, the Administrator may require a Participant to certify in a manner acceptable to the Company that the Participant has not engaged in any Detrimental Activity.
(ii)Unless the Award Agreement specifies otherwise, the Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid or deferred Awards at any time if the Participant engages in any Detrimental Activity.
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(iii)If a Participant engages in Detrimental Activity after any exercise, payment or delivery pursuant to an Award, during any period for which any restrictive covenant prohibiting such activity is applicable to the Participant, such exercise, payment or delivery may be rescinded within one year after the Company knows or should have known of the occurrence of any Detrimental Activity. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the exercise, payment or delivery, in such manner and on such terms and conditions as may be required by the Company. The Company will be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.
(h)Clawback or Forfeiture. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, if required by Company policy (including, but not limited to, the Mammoth Energy Services, Inc. Clawback Policy, effective as of December 1, 2023, by the Dodd-Frank Wall Street Reform and Consumer Protection Act or the Sarbanes–Oxley Act of 2002 or by other applicable law, each Participant’s Award under this Plan shall be conditioned on repayment or forfeiture in accordance with such applicable laws, Company policy, or any relevant provision of the related Award Agreement. By accepting an Award under this Plan, a Participant will have consented to any such clawback, repayment or forfeiture condition, regardless of whether or not such condition is expressly stated in the Award Agreement.
(i)No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between any member of the Company Group, on the one hand, and a Participant or other Person, on the other hand. Nothing contained in the Plan or any Award gives any such Participant any rights that are greater than those of a general unsecured creditor of the Company.
(j)Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.
(k)Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
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14.Section 409A.
The Administrator shall take into account compliance with Section 409A of the Code in connection with any grant of an Award under the Plan, to the extent applicable. The Plan and Awards are intended to comply with or be exempt from the applicable requirements of Section 409A of the Code and shall be limited, construed, and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary, or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s “separation from service” (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, until the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such delay period. While the Awards granted hereunder are intended to be structured in a manner to avoid the imposition of any penalty taxes under Section 409A of the Code, in no event whatsoever shall the Company or any of its Subsidiaries or Affiliates be liable for any additional tax, interest, or penalties that may be imposed on a Participant as a result of Section 409A of the Code or any damages for failing to comply with Section 409A of the Code or any similar state or local laws (other than for withholding obligations or other obligations applicable to employers, if any, under Section 409A of the Code).
15.Effective Date and Term of Plan.
The Plan shall be effective as of the Effective Date. Unless otherwise terminated as provided herein, the Plan will continue in effect until, and automatically terminate on June 11, 2034, the day before the 10th anniversary of the Effective Date, or, if the stockholders approve an amendment to the Plan that increases the number of shares of Common Stock subject to the Plan, the day before the 10th anniversary of the date of such stockholder approval. No Award may be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 12(a) hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
16.Choice of Law.
The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state’s conflict of law rules.
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17.Limitation on Liability.
The Company and any Subsidiary or Affiliate that is in existence or that hereinafter comes into existence will have no liability to any Participant or any other person as to (a) the non-issuance or sale of shares of Common Stock as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by counsel to the Company necessary to the lawful issuance and sale of any shares hereunder; (b) any tax consequences expected, but not realized, by a Participant or any other person due to the receipt, exercise, or settlement of any Award granted hereunder; or (c) the failure of any Award that is determined to constitute “nonqualified deferred compensation” to comply with Section 409A of the Code and the regulations thereunder.
18.Execution.
To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the Plan as of the date specified below.
[SIGNATURE PAGE FOLLOWS]
Mammoth Energy Services, Inc. 2024 Equity Incentive Plan
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IN WITNESS WHEREOF, upon authorization of the Board, the undersigned has caused this Mammoth Energy Services, Inc. 2024 Equity Incentive Plan to be executed effective as of the Effective Date.

MAMMOTH ENERGY SERVICES, INC.

By: /s/ Arty Straehla
Arty Straehla, Chief Executive Officer
Mammoth Energy Services, Inc. 2024 Equity Incentive Plan
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MAMMOTH ENERGY SERVICES INC.

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59pm, (Central Time), on June 11, 2024.

Online
Go to **www.envisionreports.com/TUSK** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/TUSK

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2024 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR each nominee listed in Proposal 1 and FOR Proposals 2, 3 and 4.

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1. Election of Directors:

Nominee	For	Against	Abstain	Nominee	For	Against	Abstain	Nominee	For	Against	Abstain
01 - Arthur Amron	☐	☐	☐	02 - Corey Booker	☐	☐	☐	03 - Paul Jacobi	☐	☐	☐
04 - James Palm	☐	☐	☐	05 - Arthur Smith	☐	☐	☐	06 - Arty Straehla	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

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03Z08

2024 Annual Meeting Admission Ticket

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of Mammoth Energy Services, Inc.
To Be Held on June 12, 2024
The Proxy Materials are available at: www.envisionreports.com/TUSK

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/TUSK

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Mammoth Energy Services, Inc.

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Notice of 2024 Annual Meeting of Stockholders

Proxy Solicited by the Board of Directors of Mammoth Energy Services, Inc.

The undersigned hereby appoints Arty Straehla and Mark Layton (together, the "Proxies"), or any of them, each with the full power of substitution, as proxies to represent and vote the shares that the undersigned is entitled to vote, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Mammoth Energy Services, Inc. to be held on June 12, 2024 or at any postponement or adjournment thereof. The undersigned hereby revokes all prior proxies for said meeting.

Shares represented by this proxy will be voted in the manner directed herein by the undersigned stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR each nominee to the Board of Directors listed in Proposal 1 and FOR Proposals 2, 3 and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C **Non-Voting Items**

Change of Address – Please print new address below.	**Comments** – Please print your comments below.

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